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                              NORTHWEST RETIREMENT PLANS, INC. NONSTANDARDIZED 401(K) PLAN
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By executing this 401(k) plan Adoption Agreement (the "Agreement") under the Northwest Retirement Plans, Inc. Prototype
Plan, the Employer agrees to establish or continue a 401(k) plan for its Employees. The 401(k) plan adopted by the
Employer consists of the Basic Plan Document #01 (the "BPD") and the elections made under this Agreement (collectively referred to as the "Plan"). A Related Employer may jointly co-sponsor the Plan by signing a Co-Sponsor Adoption Page, which is attached to this Agreement. (See Section 22.164 of the BPD for the definition of a Related Employer.) THIS PLAN
IS EFFECTIVE AS OF THE EFFECTIVE DATE IDENTIFIED ON THE SIGNATURE PAGE OF THIS AGREEMENT.

1.       EMPLOYER INFORMATION
         --------------------

      a. NAME AND ADDRESS OF EMPLOYER EXECUTING THE SIGNATURE PAGE OF THIS AGREEMENT: PremierWest Bancorp, 503
                                                                                      ------------------------
         Airport Rd., Medford, Oregon 97501
         ---------------------------------------------------------------------------------------------------------------

      b. EMPLOYER IDENTIFICATION NUMBER (EIN) FOR THE EMPLOYER: 93-1282171
                                                                --------------------------------------------------------
      c. BUSINESS ENTITY OF EMPLOYER (optional):

         [X]  (1)  C-Corporation                  [ ]  (2)  S-Corporation
         [ ]  (3)  Limited Liability Corporation  [ ]  (4)  Sole Proprietorship
         [ ]  (5)  Partnership                    [ ]  (6)  Limited Liability Partnership
         [ ]  (7)  Government                     [ ]  (8)  Other ______________

      d. LAST DAY OF EMPLOYER'S TAXABLE YEAR (optional): December 31
                                                         ---------------------------------------------------------------

      e. DOES THE EMPLOYER HAVE ANY RELATED EMPLOYERS (as defined in Section 22.164 of the BPD)?

         [X] (1) Yes                            [ ] (2) No

      f. IF E. IS YES, LIST THE RELATED EMPLOYERS (optional):

         PremierWest Innvestment Services; PremierWest Bank
         ---------------------------------------------------------------------------------------------------------------
         Premier Finance Company
         ---------------------------------------------------------------------------------------------------------------

         [NOTE: This Plan will cover Employees of a Related Employer only if such Related Employer executes a Co-Sponsor
         Adoption Page. Failure to cover the Employees of a Related Employer may result in a violation of the minimum coverage rules under Code ss.410(b). See Section 1.3 of the BPD.]

         [NOTE: All Related Employers MUST execute a Co-Sponsor Adoption Page. See Section 1.3 of the BPD.]

2.       PLAN INFORMATION
         ----------------

      a. NAME OF PLAN: PremierWest Bancorp 401(k) Profit Sharing Plan
                       -------------------------------------------------------------------------------------------------

      b. PLAN NUMBER (as identified on the Form 5500 series filing for the Plan): 001
                                                                                  --------------------------------------
      c. TRUST IDENTIFICATION NUMBER (optional): 93-1032127
                                                 -----------------------------------------------------------------------
      d. PLAN YEAR: [Check (1) or (2). Selection (3) may be selected in addition to (1) or (2) to identify a Short Plan
                     Year.]

         [X] (1) The calendar year.
         [ ] (2) The 12-consecutive month period ending .
         [ ] (3) The Plan has a Short Plan Year beginning   and ending  .


3.       TYPES OF CONTRIBUTIONS
         ----------------------

         The following types of contributions are authorized under this Plan. The selections made below should correspond with the selections made under Parts 4A, 4B, 4C, 4D and 4E of this Agreement.

         [X] a. SECTION 401(K) DEFERRALS (see Part 4A).
         [X] b. EMPLOYER MATCHING CONTRIBUTIONS (see Part 4B).
         [X] c. EMPLOYER NONELECTIVE CONTRIBUTIONS (see Part 4C).
         [ ] d. EMPLOYEE AFTER-TAX CONTRIBUTIONS (see Part 4D).

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         [ ] e. SAFE HARBOR MATCHING CONTRIBUTIONS (see Part 4E, #27).
         [ ] f. SAFE HARBOR NONELECTIVE CONTRIBUTIONS (see Part 4E, #28).
         [ ] g. NONE. This Plan is a frozen Plan effective________(see Section 2.1(d) of the BPD).

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                                            PART 1 - ELIGIBILITY CONDITIONS
------------------------------------------------------------------------------------------------------------------------
                                               (See Article 1 of the BPD)

4.       EXCLUDED EMPLOYEES. [Check a. or any combination of b. - f. for those contributions the Employer elects to make under Part 4 of this Agreement. See Section 1.2 of the BPD for rules regarding the determination of Excluded
         Employees for Employee After-Tax Contributions, QNECs, QMACs and Safe Harbor Contributions.]

               (1)       (2)        (3)
            SS.401(K)  EMPLOYER   EMPLOYER
            DEFERRALS   MATCH    NONELECTIVE

         a.    [X]       [ ]        [ ]    No excluded categories of Employees.
         b.    [ ]       [ ]        [ ]    Union Employees (see Section 22.202 of the BPD).
         c.    [ ]       [ ]        [ ]    Nonresident Alien Employees (see Section 22.124 of the BPD).
         d.    [ ]       [ ]        [ ]    Leased Employees (see Section 1.2(b) of the BPD).
         e.    [ ]       [ ]        [ ]    Highly Compensated Employees (see Section 22.99 of the BPD).
         f.    [ ]       [X]        [X]    (Describe Excluded Employees): Any Employee that receives an
                                                                          -----------------------------
allocation in the United Bancorp Employee Stock Ownership Plan
------------------------------------------------------------------------------------------------------------------------

5.       MINIMUM AGE AND SERVICE CONDITIONS FOR BECOMING AN ELIGIBLE PARTICIPANT. [Check a. or check b. and/or any one of c. - e.for those contributions the Employer elects to make under Part 4 of this Agreement. Selection f. may be checked instead of or in addition to any selections under b. - e. See Section 1.4 of the BPD for the application of the minimum age and service conditions for purposes of Employee After - Tax Contributions,
         QNECs, QMACs and Safe Harbor Contributions. See Part 7 of this Agreement for special service crediting rules.]

               (1)       (2)        (3)
            SS.401(K)  EMPLOYER   EMPLOYER
            DEFERRALS   MATCH    NONELECTIVE

         a.    [ ]       [ ]        [ ]       None (conditions are met on Employment Commencement Date).
         b.    [X]       [X]        [X]       Age 18 (cannot exceed age 21).
         c.    [ ]       [ ]        [ ]       One Year of Service.
         d.    [ ]       [ ]        [ ]       ___consecutive months (not more than 12) during which the Employee completes at least___Hours of Service (cannot exceed 1,000). If an
                                              Employee does not satisfy this requirement in the first designated period of months following his/her Employment Commencement Date, such
                                              Employee will be deemed to satisfy this condition upon completing a
                                              Year of Service (as defined in Section 1.4(b) of the BPD).

         e.    N/A       [ ]        [ ]       Two Years of Service. [Full and immediate vesting must be selected under Part 6 of this Agreement.]
         f.    [ ]       [ ]        [ ]       (Describe eligibility conditions):________________________________________

                                              [NOTE: Any conditions provided under f. must be described in a manner that precludes Employer discretion and must satisfy the
                                              nondiscrimination requirements of ss.1.401(a)(4) of the regulations.]







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[ ] 6.   DUAL ELIGIBILITY. Any Employee (other than an Excluded Employee) who is employed on the date designated under
         a. or b. below, as applicable, is deemed to be an Eligible Participant as of the later of the date identified under this #6 or the Effective Date of this Plan, without regard to any Entry Date selected under Part 2. See
         Section 1.4(d)(2) of the BPD. [NOTE: If this #6 is checked, also check a. or b. If this #6 is not checked, the provisions of Section 1.4(d)(1) of the BPD apply.]

[ ] a.   The Effective Date of this Plan.

[ ] b.   (Identify date)________________________________________________________________________________________________

         [NOTE: Any date specified under b. may not cause the Plan to violate the provisions of Codess.410(a). See
         Section 1.4 of the BPD.]

------------------------------------------------------------------------------------------------------------------------
                                         PART 2 - COMMENCEMENT OF PARTICIPATION
------------------------------------------------------------------------------------------------------------------------
                                              (See Section 1.5 of the BPD)

7.       ENTRY DATE UPON WHICH PARTICIPATION BEGINS AFTER COMPLETING MINIMUM AGE AND SERVICE CONDITIONS UNDER PART 1, #5
         ABOVE. [Check one of a. - e. for those contributions the Employer elects to make under Part 4 of this
         Agreement. See Section 1.5 of the BPD for determining the Entry Date applicable to Employee After-Tax
         Contributions, QNECs, QMACs and Safe Harbor Contributions.]

               (1)       (2)        (3)
            SS.401(K)  EMPLOYER   EMPLOYER
            DEFERRALS   MATCH    NONELECTIVE

         a.    [ ]       [ ]        [ ]       The next following Entry Date (as defined in #8 below).
         b.    [ ]       [ ]        [ ]       The Entry Date (as defined in #8 below) coinciding with or next following the completion of the age and service conditions.
         c.    N/A       [ ]        [ ]       The nearest Entry Date (as defined in #8 below).
         d.    N/A       [ ]        [ ]       The preceding Entry Date (as defined in #8 below).
         e.    [X]       [X]        [X]       The date the age and service conditions are satisfied. [Also check
                                              #8.e. below for the same type of contribution(s) checked here.]

8.       DEFINITION OF ENTRY DATE. [Check one of a. - e. for those contributions the Employer elects to make under Part
         4 of this Agreement. Selection f. may be checked instead of or in addition to a. - e. See Section 1.5 of the
         BPD for determining the Entry Date applicable to Employee After-Tax Contributions, QNECs, QMACs and Safe Harbor
         Contributions.]

               (1)       (2)        (3)
            SS.401(K)  EMPLOYER   EMPLOYER
            DEFERRALS   MATCH    NONELECTIVE

         a.    [ ]       [ ]        [ ]       The first day of the Plan Year and the first day of 7th month of the
                                              Plan Year.
         b.    [ ]       [ ]        [ ]       The first day of each quarter of the Plan Year.
         c.    [ ]       [ ]        [ ]       The first day of each month of the Plan Year.
         d.    [ ]       [ ]        [ ]       The first day of the Plan Year. [If #7.a. or #7.b. above is checked for the same type of contribution as checked here, see the restrictions in
                                              Section 1.5(b) of the BPD.]
         e.    [X]       [X]        [X]       The date the conditions in Part 1, #5. above are satisfied. [This e.
                                              should be checked for a particular type of contribution only if #7.e.
                                              above is also checked for that type of contribution.]
         f.    [ ]       [ ]        [ ]       (Describe Entry Date)

                                              [NOTE: Any Entry Date designated in f. must comply with the requirements of Code ss.410(a)(4) and must satisfy the
                                              nondiscrimination requirements underss.1.401(a)(4) of the regulations.
                                              See Section 1.5(a) of the BPD.]


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                                            PART 3 - COMPENSATION DEFINITIONS
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                                       (See Sections 22.102 and 22.197 of the BPD)

9.       DEFINITION OF TOTAL COMPENSATION:

         [X] a. W-2 Wages.

         [ ] b. Withholding Wages.

         [ ] c. Code ss.415 Safe Harbor Compensation.

         [NOTE: Each of the above definitions is increased for Elective Deferrals (as defined in Section 22.61 of the
         BPD), for pre-tax contributions to a cafeteria plan or a Code ss.457 plan, and for qualified transportation fringes under Code ss.132(f)(4). See Section 22.197 of the BPD.]

10.      DEFINITION OF INCLUDED COMPENSATION for allocation of contributions or forfeitures: [Check a. or b. for those contributions the Employer elects under Part 4 of this Agreement. If b. is selected for a particular contribution, also check any combination of c. through j. for that type of contribution. See Section 22.102 of the BPD for determining Included Compensation for Employee After-Tax Contributions, QNECs, QMACs and Safe
         Harbor Contributions.]

               (1)       (2)        (3)
            SS.401(K)  EMPLOYER   EMPLOYER
            DEFERRALS   MATCH    NONELECTIVE

         a.    [X]       [X]        [X]       Total Compensation, as defined in #9 above.
         b.    [ ]       [ ]        [ ]       Total Compensation, as defined in #9 above, with the following exclusions:
         c.    N/A       [ ]        [ ]       Elective Deferrals, pre-tax contributions to a cafeteria plan or a Code
                                              ss.457 plan, and qualified transportation fringes under Code
                                              ss.132(f)(4) are excluded. See Section 22.102 of the BPD.
         d.    [ ]       [ ]        [ ]       Fringe benefits, expense reimbursements, deferred compensation, and welfare benefits are excluded.
         e.    [ ]       [ ]        [ ]       Compensation above $____________ is excluded.
         f.    [ ]       [ ]        [ ]       Bonuses are excluded.
         g.    [ ]       [ ]        [ ]       Commissions are excluded.
         h.    [ ]       [ ]        [ ]       Overtime is excluded.
         i.    [ ]       [ ]        [ ]       Amounts paid for services performed for a Related Employer that does not execute the Co-Sponsor Adoption Page under this Agreement are excluded.
         j.    [ ]       [ ]        [ ]       (Describe modifications to Included Compensation):__________

         [NOTE: Unless otherwise provided under j., any exclusions selected under f. through j. above do not apply to
         Nonhighly Compensated Employees in determining allocations under the Permitted Disparity Method under Part 4C,
         #21.b. of this Agreement or for purposes of applying the Safe Harbor 401(k) Plan provisions under Part 4E of this Agreement.]

[ ] 11.  SPECIAL RULES.
         [ ] a. HIGHLY COMPENSATED EMPLOYEES ONLY. For all purposes under the Plan, the modifications to Included
                Compensation elected in #10.f. through #10.j. above will apply only to Highly Compensated Employees.

         [ ] b. MEASUREMENT PERIOD (SEE THE OPERATING RULES UNDER SECTION 2.2(C)(3) OF THE BPD). Instead of the Plan
                Year, Included Compensation is determined on the basis of the period elected under (1) or (2) below.

                [ ] (1) The calendar year ending in the Plan Year.
                [ ] (2) The 12-month period ending on which ends during the Plan Year.

                [NOTE: If this selection b. is checked, Included Compensation will be determined on the basis of the period designated in (1) or (2) for all contribution types. If this selection b. is not checked,
                Included Compensation is based on the Plan Year. See Part 4 for the ability to use partial year Included
                Compensation.]


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                [PRACTITIONER TIP: If #11.b is checked, it is recommended that the Limitation Year for purposes of applying the Annual Additions Limitation under Codess.415 correspond to the period used to determine
                Included Compensation. This modification to the Limitation Year may be made in Part 13, #69.a. of this
                Agreement.]

------------------------------------------------------------------------------------------------------------------------
                                           PART 4A - SECTION 401(K) DEFERRALS
------------------------------------------------------------------------------------------------------------------------
                                             (See Section 2.3(a) of the BPD)

[X]      Check this selection and complete the applicable sections of this Part 4A to allow for Section 401(k) Deferrals under the Plan.

[ ] 12.  SECTION 401(K) DEFERRAL LIMIT.___% of Included Compensation. [If this #12 is NOT checked, the Code ss.402(g)
         deferral limit described in Section 17.1 of the BPD and the Annual Additions Limitation under Article 7 of the
         BPD still apply.]
         [ ] a. APPLICABLE PERIOD. The limitation selected under #12 applies with respect to Included Compensation earned during:

                [ ] (1) the Plan Year.

                [ ] (2) the portion of the Plan Year in which the Employee is an Eligible Participant.

                [ ] (3) each separate payroll period during which the Employee is an Eligible Participant.

                [NOTE: If Part 3, #11.b. is checked, any period selected under this a. will be determined as if the Plan
                Year were the period designated under Part 3, #11.b. See Section 2.2(c)(3) of the BPD.]

         [ ] b. LIMIT APPLICABLE ONLY TO HIGHLY COMPENSATED EMPLOYEES. [If this b. is not checked, any limitation selected under #12 applies to all Eligible Participants.]

                [ ] (1)  The limitation selected under #12 applies only to Highly Compensated Employees.

                [ ] (2)  The limitation selected under #12 applies only to Nonhighly Compensated Employees. Highly
                         Compensated Employees may defer up to ___% of Included Compensation (as determined under a.
                         above). [The percentage inserted in this (2) for Highly Compensated Employees must be lower than the percentage inserted in #12 for Nonhighly Compensated Employees.]

[ ] 13.  MINIMUM DEFERRAL RATE: [If this #13 is not checked, no minimum deferral rate applies to Section 401(k)
         Deferrals under the Plan.]
         [ ] a. ___% of Included Compensation for a payroll period.
         [ ] b. $________ for a payroll period.

[ ] 14.  AUTOMATIC DEFERRAL ELECTION. (See Section 2.3(a)(2) of the BPD.) An Eligible Participant will automatically defer ___% of Included Compensation for each payroll period, unless the Eligible Participant makes a contrary
         Salary Reduction Agreement election on or after ___. This automatic deferral election will apply to:

         [ ] a. all Eligible Participants.

         [ ] b. only those Employees who become Eligible Participants on or after the following date:

                --------------------------------------------------------------------------------------------------------
[ ] 15.  EFFECTIVE DATE. If this Plan is being adopted as a new 401(k) plan or to add a 401(k) feature to an existing plan, Eligible Participants may begin making Section 401(k) Deferrals as of:

         ---------------------------------------------------------------------------------------------------------------






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------------------------------------------------------------------------------------------------------------------------
                                        PART 4B - EMPLOYER MATCHING CONTRIBUTIONS
------------------------------------------------------------------------------------------------------------------------
                                        (See Sections 2.3(b) and (c) of the BPD)

[X]      CHECK THIS SELECTION AND COMPLETE THIS PART 4B TO ALLOW FOR EMPLOYER MATCHING CONTRIBUTIONS. Each formula allows for Employer Matching Contributions to be allocated to Section 401(k) Deferrals and/or Employee
         After-Tax Contributions (referred to as "applicable contributions"). If a matching formula applies to both types of contributions, such contributions are aggregated to determine the Employer Matching Contribution allocated under the formula. If any formula applies to Employee After-Tax Contributions, Part 4D must be completed. [NOTE: Do not check this selection if the only Employer Matching Contributions authorized under the
         Plan are Safe Harbor Matching Contributions. Instead, complete the applicable elections under Part 4E of this
         Agreement. If a "regular" Employer Matching Contribution will be made in addition to a Safe Harbor Matching
         Contribution, complete this Part 4B for the "regular" Employer Matching Contribution and Part 4E for the Safe
         Harbor Matching Contribution. To avoid ACP Testing with respect to any "regular" Employer Matching
         Contributions, such contributions may not be based on applicable contributions in excess of 6% of Included
         Compensation and any discretionary "regular" Employer Matching Contributions may not exceed 4% of Included
         Compensation.]

16.      EMPLOYER MATCHING CONTRIBUTION FORMULA(S): [See the operating rules under #17 below.]

                 (1)        (2)
              SS.401(K)   EMPLOYEE
              DEFERRALS   AFTER-TAX


         a.      [ ]        [ ]       FIXED MATCHING CONTRIBUTION. ___% of each Eligible Participant's applicable contributions. The Employer Matching Contribution does not apply to applicable contributions that exceed:

                                      [ ] (a) ___% of Included Compensation.

                                      [ ] (b) $__________.

                                      [NOTE: If neither (a) nor (b) is checked, all applicable contributions are eligible for the Employer Matching Contribution under this formula.]

         b.      [X]        [ ]       DISCRETIONARY MATCHING CONTRIBUTION. A uniform percentage, as determined by the
                                      Employer, of each Eligible Participant's applicable contributions.

                                      [ ] (a) The Employer Matching Contribution allocated to any Eligible Participant may not exceed ___% of Included Compensation.

                                      [X] (b) The Employer Matching Contribution will apply only to a Participant's applicable contributions that do not exceed:

                                              [ ] 1. ___% of Included Compensation.

                                              [ ] 2. $__________.

                                              [X] 3. a dollar amount or percentage of Included Compensation that is uniformly determined by the Employer for all Eligible Participants.

                                              [NOTE: If none of the selections 1. - 3. is checked, all applicable contributions are eligible for the Employer Matching Contribution under this formula.]






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                 (1)        (2)
              SS.401(K)   EMPLOYEE
              DEFERRALS   AFTER-TAX


         c.      [ ]        [ ]       TIERED MATCHING CONTRIBUTION. A uniform percentage of each tier of each Eligible
                                      Participant's applicable contributions, determined as follows:

                                      Tiers of contributions                            Matching percentage
                                      ----------------------                            -------------------
                                        (indicate $ or %)

                                   (a) First  _____________                          (b)  ________________
                                   (c) Next   _____________                          (d)  ________________
                                   (e) Next   _____________                          (f)  ________________
                                   (g) Next   _____________                          (h)  ________________

                                   [NOTE: Fill in only percentages or dollar amounts, but not both. If percentages are used, each tier represents the amount of the Participant's applicable contributions that equals the specified percentage of the Participant's Included Compensation.]

        d.       [ ]        [ ]       DISCRETIONARY TIERED MATCHING CONTRIBUTION. The Employer will determine a matching percentage for each tier of each Eligible Participant's applicable contributions.
                                      Tiers are determined in increments of:

                                                Tiers of contributions
                                                ----------------------
                                                  (indicate $ or %)

                                         (a) First   ________________
                                         (b) Next    ________________
                                         (c) Next    ________________
                                         (d) Next    ________________

                                         [NOTE: Fill in only percentages or dollar amounts, but not both. If percentages are used, each tier represents the amount of the Participant's applicable contributions that equals the specified percentage of the Participant's
                                         Included Compensation.]

        e.       [ ]        [ ]       YEAR OF SERVICE MATCHING CONTRIBUTION. A uniform percentage of each Eligible
                                      Participant's applicable contributions based on Years of Service with the
                                      Employer, determined as follows:

                                         Years of Service               Matching Percentage
                                         ----------------               -------------------

                                       (a) ______________             (b) ________________%
                                       (c) ______________             (d) ________________%
                                       (e) ______________             (f) ________________%

                                       [ ] 1.  In applying the Year of Service matching contribution formula, a Year of
                                               Service is: [If not checked, a Year of Service is 1,000 Hours of Service during the Plan Year.]

                                               [ ] a.  as defined for purposes of eligibility under Part 7.

                                               [ ] b.  as defined for purposes of vesting under Part 7.

                                       [ ] 2.  Special limits on Employer Matching Contributions under the Year of
                                               Service formula:

                                       [ ] a.  The Employer Matching Contribution allocated to any Eligible Participant may not exceed ___% of Included Compensation.

                                       [ ] b.  The Employer Matching Contribution will apply only to a Participant's applicable contributions that do not exceed:

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                                               [ ] (1) ___% of Included Compensation.
                                               [ ] (2) $___.


         f.      [ ]        [ ]       NET PROFITS. Any Employer Matching Contributions made in accordance with the elections under this #16 are limited to Net Profits. [If this f. is checked, also select (a) or (b) below.]

                                      [ ] (a) DEFAULT DEFINITION OF NET PROFITS. For purposes of this selection e., Net
                                              Profits is defined in accordance with Section 2.2(a)(2) of the BPD.

                                      [ ] (b) MODIFIED DEFINITION OF NET PROFITS. For purposes of this selection f., Net
                                              Profits is defined as follows: ____________________

                                              [NOTE: Any definition of Net Profits under this (b) must be described in a manner that precludes Employer discretion and must satisfy the nondiscrimination requirements of ss.1.401(a)(4) of the regulations and must apply uniformly to all Participants.]

17.      OPERATING RULES FOR APPLYING THE MATCHING CONTRIBUTION FORMULAS:

         a.       APPLICABLE CONTRIBUTIONS TAKEN INTO ACCOUNT: (See Section 2.3(b)(3) of the BPD.) The matching contribution formula(s) elected in #16. above (and any limitations on the amount of a Participant's applicable contributions considered under such formula(s)) are applied separately for each:

                  [X] (1)  Plan Year.                                           [ ] (2)  Plan Year quarter.

                  [ ] (3)  calendar month.                                      [ ] (4)  payroll period.

                  [NOTE: If Part 3, #11.b. is checked, the period selected under this a. (to the extent such period refers to the Plan Year) will be determined as if the Plan Year were the period designated under Part
                  3, #11.b. See Section 2.2(c)(3) of the BPD.]

         b.       SPECIAL RULE FOR PARTIAL PERIOD OF PARTICIPATION. If an Employee is an Eligible Participant for only part of the period designated in a. above, Included Compensation is taken into account for:

                  [ ] (1)  the entire period, including the portion of the period during which the Employee is not an
                           Eligible Participant.

                  [X] (2)  the portion of the period in which the Employee is an Eligible Participant.

                  [ ] (3)  the portion of the period during which the Employee's election to make the applicable contributions is in effect.


[X] 18.  QUALIFIED MATCHING CONTRIBUTIONS (QMACS): [NOTE: Regardless of any elections under this #18, the Employer may make a QMAC to the Plan to correct a failed ADP or ACP Test, as authorized under Sections 17.2(d)(2) and
         17.3(d)(2) of the BPD. Any QMAC allocated to correct the ADP or ACP Test which is not specifically authorized under this #18 will be allocated to all Eligible Participants who are Nonhighly Compensated Employees as a
         uniform percentage of Section 401(k) Deferrals made during the Plan Year. See Section 2.3(c) of the BPD.]

         [ ] a.   All Employer Matching Contributions are designated as QMACs.

         [ ] b.   Only Employer Matching Contributions described in selection(s)___ under #16 above are designated as
                  QMACs.

         [X] c.   In addition to any Employer Matching Contribution provided under #16 above, the Employer may make a discretionary QMAC that is allocated equally as a percentage of Section 401(k) Deferrals made during the Plan Year. The Employer may allocate QMACs only on Section 401(k) Deferrals that do not exceed a specific dollar amount or a percentage of Included Compensation that is uniformly determined by the
                  Employer. QMACs will be allocated to:

                  [X] (1)  Eligible Participants who are Nonhighly Compensated Employees.

                  [ ] (2)  all Eligible Participants.

19.      ALLOCATION CONDITIONS. An Eligible Participant must satisfy the following allocation conditions for an Employer
         Matching Contribution: [Check a. or b. or any combination of c. - f. Selection e. may not be checked if b. or d. is checked. Selection g. and/or h. may be checked in addition to b. - f.]

         [X] a.   NONE.

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         [ ] b.   SAFE HARBOR ALLOCATION CONDITION. An Employee must be employed by the Employer on the last day of the Plan Year OR must have more than ___ (not more than 500) Hours of Service for the Plan Year.

         [ ] c.   LAST DAY OF EMPLOYMENT CONDITION. An Employee must be employed with the Employer on the last day of the Plan Year.

         [ ] d.   HOURS OF SERVICE CONDITION. An Employee must be credited with at least ___ Hours of Service (may not exceed 1,000) during the Plan Year.

         [ ] e.   ELAPSED TIME METHOD. (See Section 2.6(d) of the BPD.)

                  [ ](1) SAFE HARBOR ALLOCATION CONDITION. An Employee must be employed by the Employer on the last day of the Plan Year OR must have more than ___(not more than 91) consecutive days of employment with the Employer during the Plan Year.

                  [ ](2) SERVICE CONDITION. An Employee must have more than ___(not more than 182) consecutive days of employment with the Employer during the Plan Year.


         [ ] f.   DISTRIBUTION RESTRICTION. An Employee must not have taken a distribution of the applicable contributions eligible for an Employer Matching Contribution prior to the end of the period for which the Employer Matching Contribution is being made (as defined in #17.a. above). See Section 2.6(c) of the BPD.

         [ ] g.   APPLICATION TO A SPECIFIED PERIOD. In applying the allocation condition(s) designated under b. through
                  e. above, the allocation condition(s) will be based on the period designated under #17.a. above. In applying an Hours of Service condition under d. above, the following method will be used: [This g.
                  should be checked only if a period other than the Plan Year is selected under #17.a. above. Selection
                  (1) or (2) must be selected only if d. above is also checked.]

                  [ ] (1)  FRACTIONAL METHOD (see Section 2.6(e)(2)(i) of the BPD).
                  [ ] (2)  PERIOD-BY-PERIOD METHOD (see Section 2.6(e)(2)(ii) of the BPD).

                  [PRACTITIONER NOTE: If this g. is not checked, any allocation condition(s) selected under b. through
                  e. above will apply with respect to the Plan Year, regardless of the period selected under #17.a.
                  above. See Section 2.6(e) of the BPD for procedural rules for applying allocation conditions for a period other than the Plan Year.]

         [ ] h.   The above allocation condition(s) will NOT apply if:

                  [ ] (1)  the Participant dies during the Plan Year.
                  [ ] (2)  the Participant is Disabled.
                  [ ] (3)  the Participant, by the end of the Plan Year, has reached:
                           [ ] (a) Normal Retirement Age.
                           [ ] (b) Early Retirement Age.

------------------------------------------------------------------------------------------------------------------------
                                      PART 4C - EMPLOYER NONELECTIVE CONTRIBUTIONS
------------------------------------------------------------------------------------------------------------------------
                                        (See Sections 2.3(d) and (e) of the BPD)

[X]      CHECK THIS SELECTION AND COMPLETE THIS PART 4C TO ALLOW FOR EMPLOYER NONELECTIVE CONTRIBUTIONS. [NOTE: Do not
         check this selection if the only Employer Nonelective Contributions authorized under the Plan are Safe Harbor
         Nonelective Contributions. Instead, complete the applicable elections under Part 4E of this Agreement.]

[X] 20.  EMPLOYER NONELECTIVE CONTRIBUTION (OTHER THAN QNECS):

         [X] a. DISCRETIONARY. Discretionary with the Employer.
         [ ] b. FIXED UNIFORM PERCENTAGE. ___% of each Eligible Participant's Included Compensation.
         [ ] c. UNIFORM DOLLAR AMOUNT.
                [ ] (1) A uniform discretionary dollar amount for each Eligible Participant.
                [ ] (2) $_________ for each Eligible Participant.

         [ ] d. DAVIS-BACON CONTRIBUTION FORMULA. (See Section 2.2(a)(1) of the BPD for rules regarding the application of the Davis-Bacon Contribution Formula.) The Employer will make a contribution for each Eligible
                Participant's Davis-Bacon Act Service based on the hourly contribution rate for the Participant's employment classification, as designated under Schedule A of this Agreement. The contributions under this formula will

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                be allocated under the Pro Rata Allocation Formula under #21.a. below, but based on the amounts designated in Schedule A as attached to this Agreement. [If this d. is selected, #21.a. below also must be selected.]

                [ ] (1)  The contributions under the Davis-Bacon Contribution Formula will offset the following contributions under the Plan: [Check (a) and/or (b). If this (1) is not checked, contributions under the Davis Bacon Contribution Formula will NOT offset any other Employer Contributions under the Plan.]

                         [ ] (a)  Employer Nonelective Contributions

                         [ ] (b)  Employer Matching Contributions

                [ ] (2)  The default provisions under Section 2.2(a)(1) are modified as follows: __________

                         [NOTE: Any modification to the default provisions under (2) must satisfy the nondiscrimination requirements under ss.1.401(a)(4) of the regulations. Any modification under (2) will not allow the offset of any contributions to any other Plan.]

         [ ] e. NET PROFITS. Check this e. if the contribution selected above is limited to Net Profits. [If this
                e. is checked, also select (1) or (2) below.]

                [ ] (1)  DEFAULT DEFINITION OF NET PROFITS. For purposes of this subsection e., Net Profits is defined in accordance with Section 2.2(a)(2) of the BPD.

                [ ] (2)  MODIFIED DEFINITION OF NET PROFITS. For purposes of this subsection e., Net Profits is defined as follows: ___________________________________________________________________________________

                         [NOTE: Any definition of Net Profits under this (2) must be described in a manner that precludes Employer discretion, must satisfy the nondiscrimination requirements of
                         ss.1.401(a)(4) of the regulations, and must apply uniformly to all Participants.]

[X] 21.  ALLOCATION FORMULA FOR EMPLOYER NONELECTIVE CONTRIBUTIONS (OTHER THAN QNECS): (See Section 2.3(d) of the BPD.)

         [X] a. PRO RATA ALLOCATION METHOD. The allocation for each Eligible Participant is a uniform percentage of
                Included Compensation (or a uniform dollar amount if #20.c. is selected above).

         [ ] b. PERMITTED DISPARITY METHOD. The allocation for each Eligible Participant is determined under the following formula: [Selection #20.a. above must also be checked.]

                [ ] (1)  Two-Step Formula.

                [ ] (2)  Four-Step Formula.

         [ ] c. UNIFORM POINTS ALLOCATION. The allocation for each Eligible Participant is determined based on the
                Eligible Participant's points. Each Eligible Participant's allocation shall bear the same relationship to the Employer Contribution as his/her total points bears to all points awarded. An Eligible
                Participant will receive: [Check (1) and/or (2). Selection (3) may be checked in addition to (1) and
                (2). Selection #20.a. above also must be checked.]

                [ ] (1)  _____ points for each _____ year(s) of age (attained as of the end of the Plan Year).

                [ ] (2)  _____ points for each _____ Year(s) of Service, determined as follows: [Check (a) or (b).
                         Selection (c) may be checked in addition to (a) or (b).]

                         [ ] (a)  In the same manner as determined for eligibility.

                         [ ] (b)  In the same manner as determined for vesting.

                         [ ] (c)  Points will not be provided with respect to Years of Service in excess of _____.

                [ ] (3)  _____ points for each $_____ (not to exceed $200) of Included Compensation.

         [ ] d. ALLOCATION BASED ON SERVICE. The Employer Nonelective Contribution will be allocated to each
                Eligible Participant as: [Check (1) or (2). Also check (a), (b), and/or (c). Selection (3) may be checked in addition to (1) or (2).]

                [ ] (1)  a uniform dollar amount         [ ] (2)  a uniform percentage of Included Compensation

                         for the following periods of service:

                         [ ] (a) Each Hour of Service.
                         [ ] (b) Each week of employment.

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                         [ ] (c) (Describe period)________________________________________

                [ ] (3)  The contribution is subject to the following minimum and/or maximum benefit limitations:_____

                [PRACTITIONER NOTE: If #20.b. or #20.c. is checked, the selection in (1) or (2) must conform to the selection made in #20.b. or #20.c. Thus, if #20.b. is checked along with this subsection d., the allocation must be a uniform percentage of Included Compensation under (2). If #20.c. is checked along with this subsection d. the allocation must be a uniform dollar amount under (1).]

         [ ] e. TOP-HEAVY MINIMUM CONTRIBUTION. In applying the Top-Heavy Plan requirements under Article 16 of the
                BPD, the top-heavy minimum contribution will be allocated to all Eligible Participants, in accordance with Section 16.2(a) of the BPD. [NOTE: If this e. is not checked, any top-heavy minimum contribution will be allocated only to Non-Key Employees, in accordance with Section 16.2(a) of the BPD.]

[X] 22.  QUALIFIED NONELECTIVE CONTRIBUTION (QNEC). The Employer may make a discretionary QNEC that is allocated under the following method. [NOTE: Regardless of any elections under this #22, the Employer may make a QNEC to the Plan to correct a failed ADP or ACP Test, as authorized under Sections 17.2(d)(2) and 17.3(d)(2) of the
         BPD. Any QNEC allocated to correct the ADP or ACP Test which is not specifically authorized under this #22 will be allocated as a uniform percentage of Included Compensation to all Eligible Participants who are Nonhighly
         Compensated Employees. See Section 2.3(e) of the BPD.]

         [X] a. PRO RATA ALLOCATION METHOD. (See Section 2.3(e)(1) of the BPD.) The QNEC will be allocated as a uniform percentage of Included Compensation to:

                [X] (1)  all Eligible Participants who are Nonhighly Compensated Employees.

                [ ] (2)  all Eligible Participants.

         [ ] b. BOTTOM-UP QNEC METHOD. The QNEC will be allocated to Eligible Participants who are Nonhighly
                Compensated Employees in reverse order of Included Compensation. (See Section 2.3(e)(2) of the BPD.)

         [X] c. APPLICATION OF ALLOCATION CONDITIONS. If this c. is checked, QNECs will be allocated only to Eligible
                Participants who have satisfied the allocation conditions under #24 below. [If this c. is not checked,
                QNECs will be allocated without regard to the allocation conditions under #24 below.]

23.      OPERATING RULES FOR DETERMINING AMOUNT OF EMPLOYER NONELECTIVE CONTRIBUTIONS.

         a.     SPECIAL RULES REGARDING INCLUDED COMPENSATION.

                (1)      APPLICABLE PERIOD FOR DETERMINING INCLUDED COMPENSATION. In determining the amount of Employer
                         Nonelective Contributions to be allocated to an Eligible Participant under this Part 4C,
                         Included Compensation is determined separately for each: [If #21.b. above is checked, the Plan
                         Year must be selected under (a) below.]

                         [X] (a) Plan Year.                      [ ] (b) Plan Year quarter.

                         [ ] (c) calendar month.                 [ ] (d) payroll period.

                         [NOTE: If Part 3, #11.b. is checked, the period selected under this (1) (to the extent such period refers to the Plan Year) will be determined as if the Plan Year were the period designated under Part 3, #11.b. See Section 2.2(c)(3) of the BPD.]

         [ ]    (2)      SPECIAL RULE FOR PARTIAL PERIOD OF PARTICIPATION. If an Employee is an Eligible Participant for
                         only part of the period designated under (1) above, Included Compensation is taken into account for the entire period, including the portion of the period during which the Employee is not an
                         Eligible Participant. [If this selection (2) is not checked, Included Compensation is taken into account only for the portion of the period during which the Employee is an Eligible
                         Participant.]

         [ ] b. SPECIAL RULES FOR APPLYING THE PERMITTED DISPARITY METHOD. [Complete this b. only if #21.b. above is also checked.]

                [ ] (1)  APPLICATION OF FOUR-STEP FORMULA FOR TOP-HEAVY PLANS. If this (1) is checked, the Four-Step
                         Formula applies instead of the Two-Step Formula for any Plan Year in which the Plan is a
                         Top-Heavy Plan. [This (1) may only be checked if #21.b.(1) above is also checked.]

                [ ] (2)  EXCESS COMPENSATION UNDER THE PERMITTED DISPARITY METHOD is the amount of Included Compensation that exceeds: [If this selection (2) is not checked, Excess Compensation under the Permitted
                         Disparity Method is the amount of Included Compensation that exceeds the Taxable Wage Base.]

                         [ ] (a) ___% (may not exceed 100%) of the Taxable Wage Base.

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                                  [ ] 1.   The amount determined under (a) is not rounded.

                                  [ ] 2.   The amount determined under (a) is rounded (but not above the Taxable Wage
                                           Base) to the next higher:

                                           [ ] a.  $1.

                                           [ ] b.  $100.

                                           [ ] c.  $1,000.

                         [ ] (b) _______________________________________________ (may not exceed the Taxable Wage
                                 Base).

                         [NOTE: The maximum integration percentage of 5.7% must be reduced to (i) 5.4% if Excess
                         Compensation is based on an amount that is GREATER than 80% but less than 100% of the Taxable
                         Wage Base or (ii) 4.3% if Excess Compensation is based on an amount that is greater than 20%
                         but less than or equal to 80% of the Taxable Wage Base. See Section 2.2(b)(2) of the BPD.]

24.      ALLOCATION CONDITIONS. An Eligible Participant must satisfy the following allocation conditions for an Employer
         Nonelective Contribution: [Check a. or b. or any combination of c. - e. Selection e. may not be checked if b.
         or d. is checked. Selection f. and/or g. may be checked in addition to b. - e.]

         [X] a. NONE.

         [ ] b. SAFE HARBOR ALLOCATION CONDITION. An Employee must be employed by the Employer on the last day of the Plan Year OR must have more than _____ (not more than 500) Hours of Service for the Plan Year.

         [ ] c. LAST DAY OF EMPLOYMENT CONDITION. An Employee must be employed with the Employer on the last day of the Plan Year.

         [ ] d. HOURS OF SERVICE CONDITION. An Employee must be credited with at least _____ Hours of Service (may not exceed 1,000) during the Plan Year.

         [ ] e. ELAPSED TIME METHOD. (See Section 2.6(d) of the BPD.)

                [ ] (1)  SAFE HARBOR ALLOCATION CONDITION. An Employee must be employed by the Employer on the last day of the Plan Year OR must have more than _____ (not more than 91) consecutive days of employment with the Employer during the Plan Year.

                [ ] (2)  SERVICE CONDITION. An Employee must have more than _____ (not more than 182) consecutive days of employment with the Employer during the Plan Year.

         [ ] f. APPLICATION TO A SPECIFIED PERIOD. In applying the allocation condition(s) designated under b.
                through e. above, the allocation condition(s) will be based on the period designated under #23.a.(1)
                above. In applying an Hours of Service condition under d. above, the following method will be used:
                [This f. should be checked only if a period other than the Plan Year is selected under #23.a.(1) above.
                Selection (1) or (2) must be selected only if d. above is also checked.]

                [ ] (1)  FRACTIONAL METHOD (see Section 2.6(e)(2)(i) of the BPD).

                [ ] (2)  PERIOD-BY-PERIOD METHOD (see Section 2.6(e)(2)(ii) of the BPD).

                [PRACTITIONER NOTE: If this f. is not checked, any allocation condition(s) selected under b. through e.
                above will apply with respect to the Plan Year, regardless of the period selected under #23.a.(1) above.
                See Section 2.6(e) of the BPD for procedural rules for applying allocation conditions for a period other than the Plan Year.]

         [ ] g. The above allocation condition(s) will NOT apply if:

                [ ] (1)  the Participant dies during the Plan Year.

                [ ] (2)  the Participant is Disabled.

                [ ] (3)  the Participant, by the end of the Plan Year, has reached:

                         [ ] (a)  Normal Retirement Age.
                         [ ] (b)  Early Retirement Age.

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------------------------------------------------------------------------------------------------------------------------
                                        PART 4D - EMPLOYEE AFTER-TAX CONTRIBUTION
------------------------------------------------------------------------------------------------------------------------
                                              (See Section 3.1 of the BPD)

[ ]      CHECK THIS SELECTION TO ALLOW FOR EMPLOYEE AFTER-TAX CONTRIBUTIONS. If Employee After-Tax Contributions will not be permitted under the Plan, do not check this selection and skip the remainder of this Part 4D.

         [NOTE: The eligibility conditions for making Employee After-Tax Contributions are listed in Part 1 of this
         Agreement under "ss.401(k) Deferrals."]

[ ] 25.  MAXIMUM. _____% of Included Compensation for:

         [ ] a. the entire Plan Year.
         [ ] b. the portion of the Plan Year during which the Employee is an Eligible Participant.
         [ ] c. each separate payroll period during which the Employee is an Eligible Participant.

         [NOTE: IF THIS #25 IS NOT CHECKED, THE ONLY LIMIT ON EMPLOYEE AFTER-TAX CONTRIBUTIONS IS THE ANNUAL
         ADDITIONS LIMITATION UNDER ARTICLE 7 OF THE BPD. If Part 3, #11.b. is checked, any period selected under this #25 will be determined as if the Plan Year were the period designated under Part 3, #11.b.
         See Section 2.2(c)(3) of the BPD.]

[ ] 26.  MINIMUM. For any payroll period, no less than:

            [ ] a. _____% of Included Compensation.
            [ ] b. $_____.

------------------------------------------------------------------------------------------------------------------------
                                       PART 4E - SAFE HARBOR 401(K) PLAN ELECTION
------------------------------------------------------------------------------------------------------------------------
                                              (See Section 17.6 of the BPD)

[ ]      Check this selection and complete this Part 4E if the Plan is designed to be a Safe Harbor 401(k) Plan.

[ ] 27.  SAFE HARBOR MATCHING CONTRIBUTION: The Employer will make an Employer Matching Contribution with respect to an
         Eligible Participant's Section 401(k) Deferrals and/or Employee After-Tax Contributions ("applicable contributions") under the following formula: [Complete selection a. or b. In addition, complete selection c.
         Selection d. may be checked in addition to a. or b. and c.]

         [ ] a. BASIC FORMULA: 100% of applicable contributions up to the first 3% of Included Compensation, plus 50% of applicable contributions up to the next 2% of Included Compensation.
         [ ] b. ENHANCED FORMULA:

                [ ] (1)  _____% (not less than 100%) of applicable contributions up to _____% of Included Compensation
                         (not less than 4% and not more than 6%).

                [ ] (2)  The sum of: [The contributions under this (2) must not be less than the contributions that would be calculated under a. at each level of applicable contributions.]

                         [ ] (a)  ____% of applicable contributions up to the first (b) ____% of Included Compensation, plus

                         [ ] (c)  ____% of applicable contributions up to the next (d) ____% of Included Compensation.

                         [NOTE: The percentage in (c) may not be greater than the percentage in (a). In addition, the sum of the percentages in (b) and (d) may not exceed 6%.]


             c. APPLICABLE CONTRIBUTIONS TAKEN INTO ACCOUNT: (See Section 17.6(a)(1)(i) of the BPD.) The Safe Harbor
                Matching Contribution formula elected in a. or b. above (and any limitations on the amount of a
                Participant's applicable contributions considered under such formula(s)) are applied separately for each:

                [ ] (1)  Plan Year.       [ ] (2)  Plan Year quarter.
                [ ] (3)  calendar month.  [ ] (4)  payroll period.

                [NOTE: If Part 3, #11.b. is checked, any period selected under this #25 will be determined as if the
                Plan Year were the period designated under Part 3, #11.b. See Section 2.2(c)(3) of the BPD.]

         [ ] d. DEFINITION OF APPLICABLE CONTRIBUTIONS. Check this d. if the Plan permits Employee After-Tax
                Contributions but the Safe Harbor Matching Contribution formula selected under a. or b. above does not apply to such Employee After-Tax Contributions.


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[ ] 28.  SAFE HARBOR NONELECTIVE CONTRIBUTION: ___% (no less than 3%) of Included Compensation.

         [ ] a. Check this selection if the Employer will make this Safe Harbor Nonelective Contribution pursuant to a supplemental notice as described in Section 17.6(a)(1)(ii) of the BPD. If this a. is checked, the Safe
                Harbor Nonelective Contribution will be required only for a Plan Year for which the appropriate supplemental notice is provided. For any Plan Year in which the supplemental notice is not provided, the
                Plan is not a Safe Harbor 401(k) Plan.

         [ ] b. Check this selection to provide the Employer with the discretion to increase the above percentage to a higher percentage.

         [ ] c. Check this selection if the Safe Harbor Nonelective Contribution will be made under another plan maintained by the Employer and identify the plan:

                --------------------------------------------------------------------------------------------------------
         [ ] d. Check this d. if the Safe Harbor Nonelective Contribution offsets the allocation that would otherwise be made to the Participant under Part 4C, #21 above. If the Permitted Disparity Method is elected under
                Part 4C, #21.b., this offset applies only to the second step of the Two-Step Formula or the fourth step of the Four-Step Formula, as applicable.

[ ] 29.  SPECIAL RULE FOR PARTIAL PERIOD OF PARTICIPATION. If an Employee is an Eligible Participant for only part of a
         Plan Year, Included Compensation is taken into account for the entire Plan Year, including the portion of the
         Plan Year during which the Employee is not an Eligible Participant. [If this #29 is not checked, Included
         Compensation is taken into account only for the portion of the Plan Year in which the Employee is an Eligible
         Participant.]

30.      ELIGIBLE PARTICIPANT. For purposes of the Safe Harbor Contributions elected above, "Eligible Participant"
         means: [Check a., b. or c. Selection d. may be checked in addition to a., b. or c.]

         [ ] a. All Eligible Participants (as determined for Section 401(k) Deferrals).

         [ ] b. All Nonhighly Compensated Employees who are Eligible Participants (as determined for Section 401(k)
                Deferrals).

         [ ] c. All Nonhighly Compensated Employees who are Eligible Participants (as determined for Section 401(k)
                Deferrals) and all Highly Compensated Employees who are Eligible Participants (as determined for Section
                401(k) Deferrals) but who are not Key Employees.

         [ ] d. Check this d. if the selection under a., b. or c., as applicable, applies only to Employees who would be
                Eligible Participants for any portion of the Plan Year if the eligibility conditions selected for
                Section 401(k) Deferrals in Part 1, #5 of this Agreement were one Year of Service and age 21. (See
                Section 17.6(a)(1) of the BPD.)

------------------------------------------------------------------------------------------------------------------------
                                                PART 4F - SPECIAL 401(K) PLAN ELECTIONS
------------------------------------------------------------------------------------------------------------------------
                                                      (See Article 17 of the BPD)

31.      ADP/ACP TESTING METHOD. In performing the ADP and ACP tests, the Employer will use the following method: (See
         Sections 17.2 and 17.3 of the BPD for an explanation of the ADP/ACP testing methods.)

         [X] a. Prior Year Testing Method.

         [ ] b. Current Year Testing Method.

         [PRACTITIONER NOTE: If this Plan is intended to be a Safe-Harbor 401(k) Plan under Part 4E above, the Current
         Year Testing Method MUST be elected under b. See Section 17.6 of the BPD.]

[ ] 32.  FIRST PLAN YEAR FOR SECTION 401(K) DEFERRALS. (See Section 17.2(b) of the BPD.) Check this selection if this
         Agreement covers the first Plan Year that the Plan permits Section 401(k) Deferrals. The ADP for the Nonhighly
         Compensated Employee Group for such first Plan Year is determined under the following method:

         [ ] a. the Prior Year Testing Method, assuming a 3% deferral percentage for the Nonhighly Compensated Employee
                Group.

         [ ] b. the Current Year Testing Method using the actual deferral percentages of the Nonhighly Compensated
                Employee Group.

[ ] 33.  FIRST PLAN YEAR FOR EMPLOYER MATCHING CONTRIBUTIONS OR EMPLOYEE AFTER-TAX CONTRIBUTIONS. (See Section 17.3(b)
         of the BPD.) Check this selection if this Agreement covers the first Plan Year that the Plan includes either an


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         Employer Matching Contribution formula or permits Employee After-Tax Contributions. The ACP for the Nonhighly
         Compensated Employee Group for such first Plan Year is determined under the following method:

         [ ] a. the Prior Year Testing Method, assuming a 3% contribution percentage for the Nonhighly
                Compensated Employee Group.
         [ ] b. the Current Year Testing Method using the actual contribution percentages of the Nonhighly
                Compensated Employee Group.

------------------------------------------------------------------------------------------------------------------------
                                                PART 5 - RETIREMENT AGES
------------------------------------------------------------------------------------------------------------------------
                                       (See Sections 22.57 and 22.126 of the BPD)

34.      NORMAL RETIREMENT AGE:

         [X] a. Age  62 (not to exceed 65).
                    ----
         [ ] b. The later of (1) age ___(not to exceed 65) or (2) the ___(not to exceed 5th) anniversary of the date the
                Employee commenced participation in the Plan.
         [ ] c. __________(may not be later than the maximum age permitted under b.)


35.      EARLY RETIREMENT AGE: [Check a. or check b. and/or c.]
         [X] a. Not applicable.
         [ ] b. Age ___.
         [ ] c. Completion of _____ Years of Service, determined as follows:

                [ ] (1) Same as for eligibility.
                [ ] (2) Same as for vesting.

------------------------------------------------------------------------------------------------------------------------
                                                 PART 6 - VESTING RULES
------------------------------------------------------------------------------------------------------------------------
                                               (See Article 4 of the BPD)

o        Complete this Part 6 only if the Employer has elected to make Employer Matching Contributions under Part 4B or
         Employer Nonelective Contributions under Part 4C. Section 401(k) Deferrals, Employee After-Tax Contributions,
         QMACs, QNECs, Safe Harbor Contributions, and Rollover Contributions are always 100% vested. (See Section 4.2 of the BPD for the definitions of the various vesting schedules.)

36.      NORMAL VESTING SCHEDULE: [Check one of a. - f. for those contributions the Employer elects to make under Part 4 of this Agreement.]

                (1)             (2)
             EMPLOYER         EMPLOYER
              MATCH          NONELECTIVE


         a.     [ ]             [ ]     Full and immediate vesting.
         b.     [ ]             [ ]     7-year graded vesting schedule.
         c.     [X]             [X]     6-year graded vesting schedule.
         d.     [ ]             [ ]     5-year cliff vesting schedule.
         e.     [ ]             [ ]     3-year cliff vesting schedule.
         f.     [ ]             [ ]     Modified vesting schedule:

                                        (1) _____% after 1 Year of Service
                                        (2) _____% after 2 Years of Service
                                        (3) _____% after 3 Years of Service
                                        (4) _____% after 4 Years of Service
                                        (5) _____% after 5 Years of Service
                                        (6) _____% after 6 Years of Service, and
                                        (7) 100% after 7 Years of Service.


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                                        [NOTE: The percentages selected under the modified vesting schedule must not be less than the percentages that would be required under the 7-year graded vesting schedule, unless 100% vesting occurs after no more than 5 Years of Service.]

37.      VESTING SCHEDULE WHEN PLAN IS TOP-HEAVY: [Check one of a. - d. for those contributions the Employer elects to make under Part 4 of this Agreement.]

                (1)             (2)
             EMPLOYER        EMPLOYER
               MATCH        NONELECTIVE


         a.     [ ]     [ ]             Full and immediate vesting.
         b.     [X]     [X]             6-year graded vesting schedule.
         c.     [ ]     [ ]             3-year cliff vesting schedule.
         d.     [ ]     [ ]             Modified vesting schedule:

                                        (1) _____% after 1 Year of Service
                                        (2) _____% after 2 Years of Service
                                        (3) _____% after 3 Years of Service
                                        (4) _____% after 4 Years of Service
                                        (5) _____% after 5 Years of Service, and
                                        (6) 100% after 6 Years of Service.

                                        [NOTE: The percentages selected under the modified vesting schedule must not be less than the percentages that would be required under the 6-year graded vesting schedule, unless 100% vesting occurs after no more than 3 Years of Service.]

[ ] 38.  SERVICE EXCLUDED UNDER THE ABOVE VESTING SCHEDULE(S):

         [ ] a. Service before the original Effective Date of this Plan. (See Section 4.5(b)(1) of the BPD for rules that require service under a Predecessor Plan to be counted.)

         [ ] b. Years of Service completed before the Employee's _____ birthday (cannot exceed the 18th birthday).

[X] 39.  SPECIAL 100% VESTING. An Employee's vesting percentage increases to 100% if, while employed with the Employer, the Employee:

         [X] a. dies.
         [X] b. becomes Disabled (as defined in Section 22.53 of the BPD).
         [ ] c. reaches Early Retirement Age (as defined in Part 5, #35 above).


[ ] 40.  SPECIAL VESTING PROVISIONS: ___________________________________________________________________________________

         [NOTE: Any special vesting provision designated in #40 must satisfy the requirements of Code ss.411(a) and must satisfy the nondiscrimination requirements under ss.1.401(a)(4) of the regulations.]

------------------------------------------------------------------------------------------------------------------------
                                        PART 7 - SPECIAL SERVICE CREDITING RULES
------------------------------------------------------------------------------------------------------------------------
                                               (See Article 6 of the BPD)

IF NO MINIMUM SERVICE REQUIREMENT APPLIES UNDER PART 1, #5 OF THIS AGREEMENT AND ALL CONTRIBUTIONS ARE 100% VESTED UNDER
PART 6, SKIP THIS PART 7.

o        YEAR OF SERVICE - ELIGIBILITY. 1,000 Hours of Service during an Eligibility Computation Period. Hours of
         Service are calculated using the Actual Hours Crediting Method. [To modify, complete #41 below.]

o        ELIGIBILITY COMPUTATION PERIOD. If one Year of Service is required for eligibility, the Shift-to-Plan-Year
         Method is used. If two Years of Service are required for eligibility, the Anniversary Year Method is used. [To modify, complete #42 below.]

o        YEAR OF SERVICE - VESTING. 1,000 Hours of Service during a Vesting Computation Period. Hours of Service are calculated using the Actual Hours Crediting Method. [To modify, complete #43 below.]

o        VESTING COMPUTATION PERIOD. The Plan Year. [To modify, complete #44 below.]

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o        BREAK IN SERVICE RULES. The Rule of Parity Break in Service rule applies for both eligibility and vesting but the one-year holdout Break in Service rule is NOT used for eligibility or vesting. [To modify, complete #45 below.]

[ ] 41.  ALTERNATIVE DEFINITION OF YEAR OF SERVICE FOR ELIGIBILITY.

         [ ] a. A Year of Service is ___ Hours of Service (may not exceed 1,000) during an Eligibility Computation
                Period.

         [ ] b. Use the Equivalency Method (as defined in Section 6.5(a) of the BPD) to count Hours of Service. If this
                b. is checked, each Employee will be credited with 190 Hours of Service for each calendar month for which the Employee completes at least one Hour of Service, unless a different Equivalency Method is selected under #46 below. The Equivalency Method applies to:

                [ ] (1)  All Employees.
                [ ] (2)  Employees who are not paid on an hourly basis. For hourly Employees, the Actual Hours Method will be used.

         [ ] c. Use the Elapsed Time Method instead of counting Hours of Service. (See Section 6.5(b) of the BPD.)

[ ] 42.  ALTERNATIVE METHOD FOR DETERMINING ELIGIBILITY COMPUTATION PERIODS. (See Section 1.4(c) of the BPD.)

         [ ] a. ONE YEAR OF SERVICE ELIGIBILITY. Eligibility Computation Periods are determined using the Anniversary
                Year Method instead of the Shift-to-Plan-Year Method.

         [ ] b. TWO YEARS OF SERVICE ELIGIBILITY. Eligibility Computation Periods are determined using the Shift-to-
                Plan-Year Method instead of the Anniversary Year Method.

[ ] 43.  ALTERNATIVE DEFINITION OF YEAR OF SERVICE FOR VESTING.

         [ ] a. A Year of Service is ___ Hours of Service (may not exceed 1,000) during a Vesting Computation Period.

         [ ] b. Use the Equivalency Method (as defined in Section 6.5(a) of the BPD) to count Hours of Service. If this
                b. is checked, each Employee will be credited with 190 Hours of Service for each calendar month for which the Employee completes at least one Hour of Service, unless a different Equivalency Method is selected under #46 below. The Equivalency Method applies to:

                [ ] (1)  All Employees.
                [ ] (2)  Employees who are not paid on an hourly basis. For hourly Employees, the Actual Hours Method will be used.

         [ ] c. Use the Elapsed Time Method instead of counting Hours of Service. (See Section 6.5(b) of the BPD.)

[ ] 44.  ALTERNATIVE METHOD FOR DETERMINING VESTING COMPUTATION PERIODS. Instead of Plan Years, use:

         [ ] a. Anniversary Years. (See Section 4.4 of the BPD.)
         [ ] b. (Describe Vesting Computation Period): _________________________________________________________________

                [PRACTITIONER NOTE: Any Vesting Computation Period described in b. must be a 12-consecutive month period and must apply uniformly to all Participants.]

[ ] 45.  BREAK IN SERVICE RULES.
         [ ] a. The RULE OF PARITY BREAK IN SERVICE RULE does not apply for purposes of determining eligibility or vesting under the Plan. [If this selection a. is not checked, the Rule of Parity Break in Service Rule applies for purposes of eligibility and vesting. (See Sections 1.6 and 4.6 of the BPD.)]

         [ ] b. ONE-YEAR HOLDOUT BREAK IN SERVICE RULE.

                [ ] (1)  Applies to determine eligibility for: [Check one or both.]
                         [ ] (a) Employer Contributions (other than Section 401(k) Deferrals).
                         [ ] (b) Section 401(k) Deferrals. (See Section 1.6(c) of the BPD.)
                [ ] (2)  Applies to determine vesting. (See Section 4.6(a) of the BPD.)

[ ] 46.  SPECIAL RULES FOR APPLYING EQUIVALENCY METHOD. [This #46 may only be checked if #41.b. and/or #43.b. is checked above.]

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
         [ ] a. ALTERNATIVE METHOD. Instead of applying the Equivalency Method on the basis of months worked, the following method will apply. (See Section 6.5(a) of the BPD.)

                [ ] (1)  DAILY METHOD. Each Employee will be credited with 10 Hours of Service for each day worked.

                [ ] (2)  WEEKLY METHOD. Each Employee will be credited with 45 Hours of Service for each week worked.

                [ ] (3)  SEMI-MONTHLY METHOD. Each Employee will be credited with 95 Hours of Service for each semimonthly payroll period worked.

         [ ] b. APPLICATION OF SPECIAL RULES. The alternative method elected in a. applies for purposes of: [Check
                (1) and/or (2).]

                [ ] (1)  Eligibility. [Check this (1) only if #41.b. is checked above.]

                [ ] (2)  Vesting. [Check this (2) only if #43.b. is checked above.]

------------------------------------------------------------------------------------------------------------------------
                                           PART 8 - ALLOCATION OF FORFEITURES
------------------------------------------------------------------------------------------------------------------------
                                               (See Article 5 of the BPD)

[ ]      Check this selection if ALL contributions under the Plan are 100% vested and skip this Part 8. (See Section 5.5 of the BPD for the default forfeiture rules if no forfeiture allocation method is selected under this Part 8.)

47.      TIMING OF FORFEITURE ALLOCATIONS:

                (1)             (2)
              EMPLOYER        EMPLOYER
               MATCH        NONELECTIVE

         a.     [X]             [X]     In the same Plan Year in which the forfeitures occur.
         b.     [ ]             [ ]     In the Plan Year following the Plan Year in which the forfeitures occur.

48.      METHOD OF ALLOCATING FORFEITURES: (See the operating rules in Section 5.5 of the BPD.)

                (1)             (2)
             EMPLOYER        EMPLOYER
               MATCH        NONELECTIVE


         a.     [ ]             [ ]     Reallocate as additional Employer Nonelective Contributions using the allocation method specified in Part 4C, #21 of this Agreement. If no allocation method is specified, use the Pro Rata Allocation Method under Part 4C, #21.a. of this
                                        Agreement.

         b.     [ ]             [ ]     Reallocate as additional Employer Matching Contributions using the discretionary allocation method in Part 4B, #16.b. of this Agreement.

         c.     [X]             [X]     Reduce the: [Check one or both.]

                                        [X] (a) Employer Matching Contributions
                                        [X] (b) Employer Nonelective Contributions

                                        the Employer would otherwise make for the Plan Year in which the forfeitures are allocated. [NOTE: If both (a) and (b) are checked, the Employer may adjust its contribution deposits in any manner, provided the total Employer Matching
                                        Contributions and Employer Nonelective Contributions (as applicable) properly take into account the forfeitures used to reduce such contributions for that
                                        Plan Year.]

[ ] 49.  PAYMENT OF PLAN EXPENSES. Forfeitures are first used to pay Plan expenses for the Plan Year in which the forfeitures are to be allocated. (See Section 5.5(c) of the BPD.) Any remaining forfeitures are allocated as provided in #48 above.

[ ] 50.  MODIFICATION OF CASH-OUT RULES. The Cash-Out Distribution rules are modified in accordance with Sections
         5.3(a)(1)(i)(C) and 5.3(a)(1)(ii)(C) of the BPD to allow for an immediate forfeiture, regardless of any additional allocations during the Plan Year.


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
------------------------------------------------------------------------------------------------------------------------
                                 PART 9 - DISTRIBUTIONS AFTER TERMINATION OF EMPLOYMENT
------------------------------------------------------------------------------------------------------------------------
                                              (See Section 8.3 of the BPD)

o        THE ELECTIONS IN THIS PART 9 ARE SUBJECT TO THE OPERATING RULES IN ARTICLES 8 AND 9 OF THE BPD.

51.      VESTED ACCOUNT BALANCES IN EXCESS OF $5,000. Distribution is first available as soon as administratively feasible following:

         [X] a. the Participant's employment termination date.
         [ ] b. the end of the Plan Year that contains the Participant's employment termination date.
         [ ] c. the first Valuation Date following the Participant's termination of employment.
         [ ] d. the Participant's Normal Retirement Age (or Early Retirement Age, if applicable) or, if later, the
                Participant's employment termination date.
         [ ] e. (Describe distribution event)___________________________________________________________________________

                [PRACTITIONER NOTE: Any distribution event described in e. will apply uniformly to all Participants under the Plan.]

52.      VESTED ACCOUNT BALANCES OF $5,000 OR LESS. Distribution will be made in a LUMP SUM as soon as administratively feasible following:

         [X] a. the Participant's employment termination date.
         [ ] b. the end of the Plan Year that contains the Participant's employment termination date.
         [ ] c. the first Valuation Date following the Participant's termination of employment.
         [ ] d. (Describe distribution event):__________________________________________________________________________

                [PRACTITIONER NOTE: Any distribution event described in d. will apply uniformly to all Participants under the Plan.]

[ ] 53.  DISABLED PARTICIPANT. A Disabled Participant (as defined in Section 22.53 of the BPD) may request a distribution (if earlier than otherwise permitted under #51 or #52 (as applicable)) as soon as administratively feasible following:

         [ ] a. the date the Participant becomes Disabled.
         [ ] b. the end of the Plan Year in which the Participant becomes Disabled.
         [ ] c. (Describe distribution event):__________________________________________________________________________

                [PRACTITIONER NOTE: Any distribution event described in c. will apply uniformly to all Participants under the Plan.]

[ ] 54.  HARDSHIP WITHDRAWALS FOLLOWING TERMINATION OF EMPLOYMENT. A terminated Participant may request a Hardship withdrawal (as defined in Section 8.6 of the BPD) before the date selected in #51 or #52 above, as applicable.

[ ] 55.  SPECIAL OPERATING RULES.

         [ ] a. MODIFICATION OF PARTICIPANT CONSENT REQUIREMENT. A Participant must consent to a distribution from the
                Plan, even if the Participant's vested Account Balance does not exceed $5,000. See Section 8.3(b) of the
                BPD. [NOTE: If this a. is not checked, the involuntary distribution rules under Section 8.3(b) of the
                BPD apply.]

         [ ] b. DISTRIBUTION UPON ATTAINMENT OF NORMAL RETIREMENT AGE (OR AGE 62, IF LATER). A distribution from the
                Plan will be made without a Participant's consent if such Participant has terminated employment and has attained Normal Retirement Age (or age 62, if later). See Section 8.7 of the BPD.


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------------------------------------------------------------------------------------------------------------------------
                                           PART 10 - IN-SERVICE DISTRIBUTIONS
------------------------------------------------------------------------------------------------------------------------
                                              (See Section 8.5 of the BPD)

o        THE ELECTIONS IN THIS PART 10 ARE SUBJECT TO THE OPERATING RULES IN ARTICLES 8 AND 9 OF THE BPD.

56.      PERMITTED IN-SERVICE DISTRIBUTION EVENTS: [Elections under the ss.401(k) Deferrals column also apply to any
         QNECs, QMACs, and Safe Harbor Contributions unless otherwise specified in d. below.]

                (1)             (2)             (3)
             SS.401(K)       EMPLOYER         EMPLOYER
             DEFERRALS        MATCH         NONELECTIVE

         a.     [ ]             [ ]             [ ]             In-service distributions are not available.

         b.     [ ]             [ ]             [ ]             After age ___. [If earlier than age 59 1/2 age is deemed
                                                                to be age 59 1/2 for Section 401(k) Deferrals if the
                                                                selection is checked under that column.]

         c.     [X]             [X]             [X]             A safe harbor Hardship described in Section 8.6(a) of
                                                                the BPD. [Note: Not applicable to QNECs, QMACs and
                                                                Safe Harbor Contributions.]

         d.     N/A             [ ]             [ ]             A Hardship described in Section 8.6 (b) of the BPD.

         e.     N/A             [ ]             [ ]             After the Participant has participated in the Plan for
                                                                at least years (cannot be less than 5 years).

         f.     N/A             [ ]             [ ]             At any time with respect to the portion of the vested
                                                                Account Balance derived from contributions accumulated
                                                                in the Plan for at least 2 years.

         g.     [ ]             [ ]             [ ]             Upon a Participant becoming Disabled (as defined in
                                                                Section 22.53).

         h.     [X]             [X]             [X]             Attainment of Normal Retirement Age. [If earlier than
                                                                age 59 1/2, age is deemed to be 59 1/2 for Section
                                                                401(k) Deferrals if the selection is checked under that
                                                                column.]

         i.     N/A             [ ]             [ ]             Attainment of Early Retirement Age.

57.      LIMITATIONS THAT APPLY TO IN-SERVICE DISTRIBUTIONS:

         [X] a. Available only if the Account which is subject to withdrawal is 100% vested. (See Section 4.8 of the BPD for special vesting rules if NOT checked.)

         [X] b. No more than one in-service distribution(s) in a Plan Year.
                             ---
         [ ] c. The minimum amount of any in-service distribution will be $ _____ (may not exceed $1,000).

         [ ] d. (Describe limitations on in-service distributions) __________

         [PRACTITIONER NOTE: Any limitations described in d. will apply uniformly to all Participants under the Plan.]


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
------------------------------------------------------------------------------------------------------------------------
                                             PART 11 - DISTRIBUTION OPTIONS
------------------------------------------------------------------------------------------------------------------------
                                              (See Section 8.1 of the BPD)

58.      OPTIONAL FORMS OF PAYMENT AVAILABLE UPON TERMINATION OF EMPLOYMENT:

         [X] a. Lump sum distribution of entire vested Account Balance.

         [ ] b. Single sum distribution of a portion of vested Account Balance.

         [ ] c. Installments for a specified term.

         [ ] d. Installments for required minimum distributions only.

         [ ] e. Annuity payments (see Section 8.1 of the BPD).

         [ ] f. (Describe optional forms or limitations on available forms)________________________

         [PRACTITIONER NOTE: Unless specified otherwise in f., a Participant may receive a distribution in any combination of the forms of payment selected in a. - f. Any optional forms or limitations described in f. will apply uniformly to all Participants under the Plan.]

59.      APPLICATION OF THE QUALIFIED JOINT AND SURVIVOR ANNUITY (QJSA) AND QUALIFIED PRERETIREMENT SURVIVOR ANNUITY
         (QPSA) PROVISIONS: (See Article 9 of the BPD.)

         [X] a. DO NOT APPLY. [NOTE: The QJSA and QPSA provisions automatically apply to any assets of the Plan that were received as a transfer from another plan that was subject to the QJSA and QPSA rules. If this a. is checked, the QJSA and QPSA rules generally will apply only with respect to transferred assets or if distribution is made in the form of life annuity. See Section 9.1(b) of the BPD.]

         [ ] b. APPLY, with the following modifications: [Check this b. to have all assets under the Plan be subject to the QJSA and QPSA requirements. See Section 9.1(a) of the BPD.]

                [ ] (1)  NO MODIFICATIONS.

                [ ] (2)  MODIFIED QJSA BENEFIT. Instead of a 50% survivor benefit, the normal form of the QJSA provides the following survivor benefit to the spouse:

                         [ ] (a)  100%.

                         [ ] (b)  75%.

                         [ ] (c)  66 2/3%.

                [ ] (3)  MODIFIED QPSA BENEFIT. Instead of a 50% QPSA benefit, the QPSA benefit is 100% of the
                         Participant's vested Account Balance.

         [ ] c. ONE-YEAR MARRIAGE RULE. The one-year marriage rule under Sections 8.4(c)(4) and 9.3 of the BPD applies.
                Under this rule, a Participant's spouse will not be treated as a surviving spouse unless the Participant and spouse were married for at least one year at the time of the Participant's death.





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------------------------------------------------------------------------------------------------------------------------
                                           PART 12 - ADMINISTRATIVE ELECTIONS
------------------------------------------------------------------------------------------------------------------------

o        USE THIS PART 12 TO IDENTIFY ADMINISTRATIVE ELECTIONS AUTHORIZED BY THE BPD. THESE ELECTIONS MAY BE CHANGED
         WITHOUT REEXECUTING THIS AGREEMENT BY SUBSTITUTING A REPLACEMENT OF THIS PAGE WITH NEW ELECTIONS. TO THE EXTENT
         THIS PART 12 IS NOT COMPLETED, THE DEFAULT PROVISIONS IN THE BPD APPLY.

60.      Are PARTICIPANT LOANS permitted? (See Article 14 of the BPD.)

         [ ] a. No
         [X] b. Yes

                [X] (1)  Use the default loan procedures under Article 14 of the BPD.
                [ ] (2)  Use a separate written loan policy to modify the default loan procedures under Article 14 of the BPD.
61.      Are Participants permitted to DIRECT INVESTMENTS? (See Section 13.5(c) of the BPD.)

         [ ] a. No
         [X] b. Yes

                [X] (1)  Specify Accounts: All
                                           -----------------------------------------------------------------------------
                [X] (2)  Check this selection if the Plan is intended to comply with ERISA SS.404(C). (See Section
                         13.5(c)(2) of the BPD.)

62.      Is any portion of the Plan DAILY VALUED? (See Section 13.2(b) of the BPD.)

         [ ] a. No
         [X] b. Yes. Specify Accounts and/or investment options: All
                                                                 -------------------------------------------------------

63.      Is any portion of the Plan VALUED PERIODICALLY (other than daily)? (See Section 13.2(a) of the BPD.)

         [X] a. No
         [ ] b. Yes

                [ ] (1)  Specify Accounts and/or investment options:____________________________________________________
                [ ] (2)  Specify valuation date(s):_____________________________________________________________________
                [ ] (3)  The following special allocation rules apply: [If this (3) is not checked, the Balance Forward
                         Method under Section 13.4(a) of the BPD applies.]

                         [ ] (a) Weighted average method. (See Section 13.4(a)(2)(i) of the BPD.)
                         [ ] (b) Adjusted percentage method, taking into account ___% of contributions made during the valuation period. (See Section 13.4(a)(2)(ii) of the BPD.)
                         [ ] (c) (Describe allocation rules)

                         [PRACTITIONER NOTE: Any allocation rules described in (c) must be in accordance with a definite predetermined formula that is not based on compensation, that satisfies the nondiscrimination requirements of ss.1.401(a)(4) of the regulations, and that is applied uniformly to all
                         Participants.]

64.      Does the Plan accept ROLLOVER CONTRIBUTIONS? (See Section 3.2 of the BPD.)

         [ ] a. No      [X] b. Yes

65.      Are LIFE INSURANCE investments permitted? (See Article 15 of the BPD.)

         [X] a. No      [ ] b. Yes

66.      Do the DEFAULT QDRO PROCEDURES under Section 11.5 of the BPD apply?

         [ ] a. No      [X] b. Yes

67.      Do the DEFAULT CLAIMS PROCEDURES under Section 11.6 of the BPD apply?

         [ ] a. No      [X] b. Yes


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                                                           22

------------------------------------------------------------------------------------------------------------------------
                                            PART 13 - MISCELLANEOUS ELECTIONS
------------------------------------------------------------------------------------------------------------------------

o        THE FOLLOWING ELECTIONS OVERRIDE CERTAIN DEFAULT PROVISIONS UNDER THE BPD AND PROVIDE SPECIAL RULES FOR
         ADMINISTERING THE PLAN. COMPLETE THE FOLLOWING ELECTIONS TO THE EXTENT THEY APPLY TO THE PLAN.

[ ] 68.  DETERMINATION OF HIGHLY COMPENSATED EMPLOYEES.

         [ ] a. The TOP-PAID GROUP TEST applies. [If this selection a. is not checked, the Top-Paid Group Test will NOT apply. See Section 22.99(b)(4) of the BPD.]

         [ ] b. The CALENDAR YEAR ELECTION applies. [This selection b. may only be chosen if the Plan Year is NOT the calendar year. See Section 22.99(b)(5) of the BPD.]

[ ] 69.  SPECIAL ELECTIONS FOR APPLYING THE ANNUAL ADDITIONS LIMITATION UNDER CODESS.415.

         [ ] a. The LIMITATION YEAR is the 12-month period ending ___. [If this selection a. is not checked, the Limitation Year is the same as the Plan Year.]

         [ ] b. Total Compensation includes IMPUTED COMPENSATION for a terminated Participant who is permanently and totally Disabled. (See Section 7.4(g)(3) of the BPD.)

         [ ] c. OPERATING RULES. Instead of the default provisions under Article 7 of the BPD, the following rules apply:________________

[ ] 70.  ELECTION TO USE OLD-LAW REQUIRED BEGINNING DATE. The Old-Law Required Beginning Date (as defined in Section
         10.3(a)(2) of the BPD) applies instead of the Required Beginning Date rules under Section 10.3(a)(1) of the
         BPD.

[X] 71.  SERVICE CREDITED WITH PREDECESSOR EMPLOYERS: (See Section 6.7 of the BPD.)

         [X] a. (Identify Predecessor Employers) United Bancorp and all Subsidiaries
                                                 ----------------------------------------------
         [X] b. Service is credited with these Predecessor Employers for the following purposes:

                [X] (1)  The eligibility service requirements elected in Part 1 of this Agreement.
                [X] (2)  The vesting schedule(s) elected in Part 6 of this Agreement.
                [ ] (3)  The allocation requirements elected in Part 4 of this Agreement.

         [ ] c. The following service will not be recognized:___________________________________________________________

                [NOTE: If the Employer is maintaining the Plan of a Predecessor Employer, service with such Predecessor
                Employer must be counted for all purposes under the Plan. This #71 may be completed with respect to such
                Predecessor Employer indicating all service under selections (1), (2) and (3) will be credited. The failure to complete this #71 where the Employer is maintaining the Plan of a Predecessor Employer will not override the requirement that such predecessor service be credited for all purposes under the Plan.
                (See Section 6.7 of the BPD.) If the Employer is not maintaining the Plan of a Predecessor Employer, service with such Predecessor Employer will be credited under this Plan ONLY if specifically elected under this #71. If the above crediting rules are to apply differently to service with different
                Predecessor Employers, attach separately completed elections for this item, using the same format as above but listing only those Predecessor Employers to which the separate attachment relates.]

[ ] 72.  SPECIAL RULES WHERE EMPLOYER MAINTAINS MORE THAN ONE PLAN.

         [ ] a. TOP-HEAVY MINIMUM CONTRIBUTION - EMPLOYER MAINTAINS THIS PLAN AND ONE OR MORE DEFINED CONTRIBUTION
                PLANS. If this Plan is a Top-Heavy Plan, the Employer will provide any required top-heavy minimum contribution under: (See Section 16.2(a)(5)(i) of the BPD.)

                [ ] (1)  This Plan.
                [ ] (2)  The following Defined Contribution Plan maintained by the Employer:____________________________
                [ ] (3)  Describe method for providing the top-heavy minimum contribution:______________________________

         [ ] b. TOP-HEAVY MINIMUM BENEFIT - EMPLOYER MAINTAINS THIS PLAN AND ONE OR MORE DEFINED BENEFIT PLANS. If this
                Plan is a Top-Heavy Plan, the Employer will provide any required top-heavy minimum contribution or benefit under: (See Section 16.2(a)(5)(ii) of the BPD.)

                [ ] (1)  This Plan, but the minimum required contribution is increased from 3% to 5% of Total
                         Compensation for the Plan Year.


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                                                           23

                [ ] (2)  The following Defined Benefit Plan maintained by the Employer:_________________________________
                [ ] (3)  Describe method for providing the top-heavy minimum contribution:______________________________
                         _______________________________________________________________________________________________


         [ ] c. LIMITATION ON ANNUAL ADDITIONS. This c. should be checked only if the Employer maintains another Defined
                Contribution Plan in which any Participant is a participant, and the Employer will not apply the rules set forth under Section 7.2 of the BPD. Instead, the Employer will limit Annual Additions in the following manner:
                ________________________________________________________________________________________________________

[ ] 73.  SPECIAL DEFINITION OF DISABLED. In applying the allocation conditions under Parts 4B and 4C, the special vesting provisions under Part 6, and the distribution provisions under Parts 9 and 10 of this Agreement, the following definition of Disabled applies instead of the definition under Section 22.53 of the BPD:_____________

         [NOTE: Any definition included under this #73 must satisfy the requirements of ss.1.401(a)(4) of the regulations and must be applied uniformly to all Participants.]

[ ] 74.  FAIL-SAFE COVERAGE PROVISION. [This selection #74 must be checked to apply the Fail-Safe Coverage Provision under Section 2.7 of the BPD.]

         [ ] a. The Fail-Safe Coverage Provision described in Section 2.7 of the BPD applies without modification.

         [ ] b. The Fail-Safe Coverage Provisions described in Section 2.7 of the BPD applies with the following modifications:

                [ ] (1)  The special rule for Top-Heavy Plans under Section 2.7(a) of the BPD does not apply.

                [ ] (2)  The Fail-Safe Coverage Provision is based on Included Compensation as described under Section
                         2.7(d) of the BPD.

[ ] 75.  ELECTION NOT TO PARTICIPATE (SEE SECTION 1.10 OF THE BPD). An Employee may make a one-time irrevocable election not to participate under the Plan upon inception of the Plan or at any time prior to the time the Employee first becomes eligible to participate under any plan maintained by the Employer. [NOTE: Use of this provision could result in a violation of the minimum coverage rules under Code ss.410(b).]

[ ] 76.  PROTECTED BENEFITS. If there are any Protected Benefits provided under this Plan that are not specifically provided for under this Agreement, check this #76 and attach an addendum to this Agreement describing the
         Protected Benefits.



















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                                                           24

------------------------------------------------------------------------------------------------------------------------
                                                            SIGNATURE PAGE
------------------------------------------------------------------------------------------------------------------------

By signing this page, the Employer agrees to adopt (or amend) the Plan which consists of BPD #01 and the provisions elected in this Agreement. The Employer agrees that the Prototype Sponsor has no responsibility or liability regarding the suitability of the Plan for the Employer's needs or the options elected under this Agreement. It is recommended that the Employer consult with legal counsel before executing this Agreement.

77.      NAME AND TITLE OF AUTHORIZED REPRESENTATIVE(S):        SIGNATURE(S):                           DATE:
         John L. Anhorn, President & CEO
         ---------------------------------------------------    ------------------------------------    ----------------

         ---------------------------------------------------    ------------------------------------    ----------------

         ---------------------------------------------------    ------------------------------------    ----------------

78.      EFFECTIVE DATE OF THIS AGREEMENT:

         [ ] a. NEW PLAN. Check this selection if this is a new Plan. Effective Date of the Plan is: ______

         [X] b. RESTATED PLAN. Check this selection if this is a restatement of an existing plan. Effective Date of the restatement is: January 1, 1997
                                  -------------------------------

                (1) Designate the plan(s) being amended by this restatement: PremierWest Bancorp 401(k) Profit Sharing
                                                                             -------------------------------------------
                    Plan
                    ----------------------------------------------------------------------------------------------------

                (2) Designate the original Effective Date of this Plan (optional): January 1, 1990
                                                                                  --------------------------------------

         [ ] c. AMENDMENT BY PAGE SUBSTITUTION. Check this selection if this is an amendment by substitution of certain pages of this Adoption Agreement. [If this c. is checked, complete the remainder of this Signature Page in the same manner as the Signature Page being replaced.]

                (1) Identify the page(s) being replaced:________________________________________________________________
                (2) Effective Date(s) of such changes:__________________________________________________________________

         [ ] d. SUBSTITUTION OF SPONSOR. Check this selection if a successor to the original plan sponsor is continuing this Plan as a successor sponsor, and substitute page 1 to identify the successor as the Employer.

                (1) Effective Date of the amendment is:_________________________________________________________________

[X] 79.  Check this #79 if any SPECIAL EFFECTIVE DATES apply under Appendix A of this Agreement and complete the relevant sections of Appendix A.

80.      PROTOTYPE SPONSOR INFORMATION. The Prototype Sponsor will inform the Employer of any amendments made to the
         Plan and will notify the Employer if it discontinues or abandons the Plan. The Employer may direct inquiries regarding the Plan or the effect of the Favorable IRS Letter to the Prototype Sponsor or its authorized representative at the following location:

         a.     NAME OF PROTOTYPE SPONSOR (OR AUTHORIZED REPRESENTATIVE):

                Northwest Retirement Plans, Inc.
                --------------------------------------------------------------------------------------------------------

        b.      ADDRESS OF PROTOTYPE SPONSOR (OR AUTHORIZED REPRESENTATIVE):

                P O Box 8461, Medford, Oregon 97504
                --------------------------------------------------------------------------------------------------------

        c.      TELEPHONE NUMBER OF PROTOTYPE SPONSOR (OR AUTHORIZED REPRESENTATIVE):

                541-776-4080
                --------------------------------------------------------------------------------------------------------

IMPORTANT INFORMATION ABOUT THIS PROTOTYPE PLAN. A failure to properly complete the elections in this Agreement or to operate the Plan in accordance with applicable law may result in disqualification of the Plan. The Employer may rely on the Favorable IRS Letter issued by the National Office of the Internal Revenue Service to the Prototype Sponsor as
evidence that the Plan is qualified under ss.401 of the Code, to the extent provided in Announcement 2001-77. The
Employer may not rely on the Favorable IRS Letter in certain circumstances or with respect to certain qualification requirements, which are specified in the Favorable IRS Letter issued with respect to the Plan and in Announcement
2001-77. In order to obtain reliance in such circumstances or with respect to such qualification requirements, the
Employer must apply to the office of Employee Plans Determinations of the Internal Revenue Service for a determination letter. See Section 22.87 of the BPD.


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
------------------------------------------------------------------------------------------------------------------------
                                                   TRUSTEE DECLARATION
------------------------------------------------------------------------------------------------------------------------

By signing this Trustee Declaration, the Trustee agrees to the duties, responsibilities and liabilities imposed on the
Trustee by the BPD #01 and this Agreement.

81.      NAME(S) OF TRUSTEE(S):                                 SIGNATURE(S) OF TRUSTEE(S):              DATE:

         John L. Anhorn
         ----------------------------------------------------   --------------------------------------   ---------------
         Richard R. Hieb
         ----------------------------------------------------   --------------------------------------   ---------------
         John A. Duke
         ----------------------------------------------------   --------------------------------------   ---------------
         Patrick G. Huycke
         ----------------------------------------------------   --------------------------------------   ---------------
         Dennis N. Hoffbuhr
         ----------------------------------------------------   --------------------------------------   ---------------

82.      EFFECTIVE DATE OF THIS TRUSTEE DECLARATION: May 1, 2002
                                                    --------------------------------------------------------------------

83.      THE TRUSTEE'S INVESTMENT POWERS ARE:

     [X] a.     DISCRETIONARY TRUSTEE. The Trustee has discretion to invest Plan assets. This discretion is limited to the extent Participants are permitted to give investment direction, or to the extent the Trustee is subject to direction from the Plan Administrator, the Employer, an Investment Manager or other Named
                Fiduciary.

     [ ] b.     DIRECTED TRUSTEE ONLY. The Trustee may only invest Plan assets as directed by Participants or by the
                Plan Administrator, the Employer, an Investment Manager or other Named Fiduciary.

     [ ] c.     SEPARATE TRUST AGREEMENT. The Trustee's investment powers are determined under a separate trust document which replaces (or is adopted in conjunction with) the trust provisions under the BPD. [NOTE: The separate trust document is incorporated as part of this Plan and must be attached hereto. The responsibilities, rights and powers of the Trustee are those specified in the separate trust agreement.
                If this c. is checked, the Trustee need not sign or date this Trustee Declaration under #81 above.]





















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                                                           26

------------------------------------------------------------------------------------------------------------------------
                                               CO-SPONSOR ADOPTION PAGE #1
------------------------------------------------------------------------------------------------------------------------

[X]      CHECK THIS SELECTION AND COMPLETE THE REMAINDER OF THIS PAGE IF A RELATED EMPLOYER WILL EXECUTE THIS PLAN AS A
         CO-SPONSOR. [NOTE: Only a Related Employer (as defined in Section 22.164 of the BPD) that executes this
         Co-Sponsor Adoption Page may adopt the Plan as a Co-Sponsor. See Article 21 of the BPD for rules relating to the adoption of the Plan by a Co-Sponsor. If there is more than one Co-Sponsor, each one should execute a separate Co-Sponsor Adoption Page. Any reference to the "Employer" in this Agreement is also a reference to the
         Co-Sponsor, unless otherwise noted.]

84.      NAME OF CO-SPONSOR: PremierWest Bank
                            --------------------------------------------------------------------------------------------

85.      EMPLOYER IDENTIFICATION NUMBER (EIN) OF THE CO-SPONSOR: 93-1007653
                                                                --------------------------------------------------------

By signing this page, the Co-Sponsor agrees to adopt (or to continue its participation in) the Plan identified on page 1 of this Agreement. The Plan consists of the BPD #01 and the provisions elected in this Agreement.

86.      NAME AND TITLE OF AUTHORIZED REPRESENTATIVE(S):                SIGNATURE(S):                   DATE:

         John L. Anhorn, President
         ------------------------------------------------------------   -----------------------------   ----------------

         ------------------------------------------------------------   -----------------------------   ----------------

         ------------------------------------------------------------   -----------------------------   ----------------





87.      EFFECTIVE DATE OF THIS CO-SPONSOR ADOPTION PAGE: May 1, 2000
                                                         ---------------------------------------------------------------

         [X] a. Check here if this is the initial adoption of a new Plan by the Co-Sponsor.

         [ ] b. Check here if this is an amendment or restatement of an existing plan maintained by the Co-Sponsor, which is merging into the Plan being adopted.

                (1) Designate the plan(s) being amended by this restatement:____________________________________________

                (2) Designate the original Effective Date of the Co-Sponsor's Plan (optional):__________________________

[ ] 88.  ALLOCATION OF CONTRIBUTIONS. If this #88 is checked, contributions made by the Related Employer signing this
         Co-Sponsor Adoption Page (and any forfeitures relating to such contributions) will be allocated only to
         Participants actually employed by the Related Employer making the contribution and Employees of the Related
         Employer will not share in an allocation of contributions (or forfeitures relating to such contributions) made by the Employer or any other Related Employer. [NOTE: The selection of this #88 may require additional testing of the Plan. See Section 21.3 of the BPD.]

[ ] 89.  DESCRIBE ANY SPECIAL EFFECTIVE DATES:__________________________________________________________________________







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                                                           27

------------------------------------------------------------------------------------------------------------------------
                                               CO-SPONSOR ADOPTION PAGE #2
------------------------------------------------------------------------------------------------------------------------

[X]      CHECK THIS SELECTION AND COMPLETE THE REMAINDER OF THIS PAGE IF A RELATED EMPLOYER WILL EXECUTE THIS PLAN AS A
         CO-SPONSOR. [NOTE: Only a Related Employer (as defined in Section 22.164 of the BPD) that executes this
         Co-Sponsor Adoption Page may adopt the Plan as a Co-Sponsor. See Article 21 of the BPD for rules relating to the adoption of the Plan by a Co-Sponsor. If there is more than one Co-Sponsor, each one should execute a separate Co-Sponsor Adoption Page. Any reference to the "Employer" in this Agreement is also a reference to the
         Co-Sponsor, unless otherwise noted.]

90.      NAME OF CO-SPONSOR: PremierWest Investment Services
                            --------------------------------------------------------------------------------------------

91.      EMPLOYER IDENTIFICATION NUMBER (EIN) OF THE CO-SPONSOR: 93-0965939
                                                                --------------------------------------------------------

By signing this page, the Co-Sponsor agrees to adopt (or to continue its participation in) the Plan identified on page 1 of this Agreement. The Plan consists of the BPD #01 and the provisions elected in this Agreement.

92.      NAME AND TITLE OF AUTHORIZED REPRESENTATIVE(S):                SIGNATURE(S):                   DATE:

         John L. Anhorn, President
         ------------------------------------------------------------   -----------------------------   ----------------

         ------------------------------------------------------------   -----------------------------   ----------------

         ------------------------------------------------------------   -----------------------------   ----------------


93.      EFFECTIVE DATE OF THIS CO-SPONSOR ADOPTION PAGE: May 1, 2000
                                                         ---------------------------------------------------------------

         [X] a. Check here if this is the initial adoption of a new Plan by the Co-Sponsor.

         [ ] b. Check here if this is an amendment or restatement of an existing plan maintained by the Co-Sponsor, which is merging into the Plan being adopted.

                (1)      Designate the plan(s) being amended by this restatement:_______________________________________

                (2)      Designate the original Effective Date of the Co-Sponsor's Plan (optional):_____________________

[ ] 94.  ALLOCATION OF CONTRIBUTIONS. If this #94 is checked, contributions made by the Related Employer signing this
         Co-Sponsor Adoption Page (and any forfeitures relating to such contributions) will be allocated only to
         Participants actually employed by the Related Employer making the contribution and Employees of the Related
         Employer will not share in an allocation of contributions (or forfeitures relating to such contributions) made by the Employer or any other Related Employer. [NOTE: The selection of this #94 may require additional testing of the Plan. See Section 21.3 of the BPD.]


[ ] 95.  DESCRIBE ANY SPECIAL EFFECTIVE DATES:__________________________________________________________________________








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                                                           28

------------------------------------------------------------------------------------------------------------------------
                                               CO-SPONSOR ADOPTION PAGE #3
------------------------------------------------------------------------------------------------------------------------

[X]      CHECK THIS SELECTION AND COMPLETE THE REMAINDER OF THIS PAGE IF A RELATED EMPLOYER WILL EXECUTE THIS PLAN AS A
         CO-SPONSOR. [NOTE: Only a Related Employer (as defined in Section 22.164 of the BPD) that executes this
         Co-Sponsor Adoption Page may adopt the Plan as a Co-Sponsor. See Article 21 of the BPD for rules relating to the adoption of the Plan by a Co-Sponsor. If there is more than one Co-Sponsor, each one should execute a separate Co-Sponsor Adoption Page. Any reference to the "Employer" in this Agreement is also a reference to the
         Co-Sponsor, unless otherwise noted.]

96.      NAME OF CO-SPONSOR: Premier Finance Company
                            --------------------------------------------------------------------------------------------

97.      EMPLOYER IDENTIFICATION NUMBER (EIN) OF THE CO-SPONSOR: 93-1293570
                                                                --------------------------------------------------------

By signing this page, the Co-Sponsor agrees to adopt (or to continue its participation in) the Plan identified on page 1 of this Agreement. The Plan consists of the BPD #01 and the provisions elected in this Agreement.

98.      NAME AND TITLE OF AUTHORIZED REPRESENTATIVE(S):                SIGNATURE(S):                   DATE:

         John L. Anhorn, President
         ------------------------------------------------------------   -----------------------------   ----------------

         ------------------------------------------------------------   -----------------------------   ----------------

         ------------------------------------------------------------   -----------------------------   ----------------

99.      EFFECTIVE DATE OF THIS CO-SPONSOR ADOPTION PAGE: May 1, 2000
                                                         ---------------------------------------------------------------

     [X] a.     Check here if this is the initial adoption of a new Plan by the Co-Sponsor.

     [ ] b.     Check here if this is an amendment or restatement of an existing plan maintained by the Co-Sponsor, which is merging into the Plan being adopted.

                (1) Designate the plan(s) being amended by this restatement:____________________________________________

                (2) Designate the original Effective Date of the Co-Sponsor's Plan (optional):__________________________

[ ] 100. ALLOCATION OF CONTRIBUTIONS. If this #100 is checked, contributions made by the Related Employer signing this
         Co-Sponsor Adoption Page (and any forfeitures relating to such contributions) will be allocated only to
         Participants actually employed by the Related Employer making the contribution and Employees of the Related
         Employer will not share in an allocation of contributions (or forfeitures relating to such contributions) made by the Employer or any other Related Employer. [NOTE: The selection of this #100 may require additional testing of the Plan. See Section 21.3 of the BPD.]

[ ] 101. DESCRIBE ANY SPECIAL EFFECTIVE DATES:__________________________________________________________________________









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                                                           29

------------------------------------------------------------------------------------------------------------------------
                                          APPENDIX A - SPECIAL EFFECTIVE DATES
------------------------------------------------------------------------------------------------------------------------

A-1  [ ] ELIGIBILITY CONDITIONS. The eligibility conditions specified in Part 1 of this Agreement are effective:
                                                                                                                --------
A-2  [X] ENTRY DATE. The Entry Date provisions specified in Part 2 of this Agreement are effective: January 1, 1999
                                                                                                   ---------------------
A-3  [ ] SECTION 401(K) DEFERRALS. The provisions regarding Section 401(k) Deferrals selected under Part 4A of this
         Agreement are effective:
                                 ---------------------------------------------------------------------------------------
A-4  [ ] MATCHING CONTRIBUTION FORMULA. The Employer Matching Contribution formula(s) selected under Part 4B of this
         Agreement are effective:
                                 ---------------------------------------------------------------------------------------
A-5  [X] EMPLOYER CONTRIBUTION FORMULA. The Employer Nonelective Contribution formula(s) selected under Part 4C of this Agreement are effective: January 1, 2002
                                      ----------------------------------------------------------------------------------
A-6  [X] ALLOCATION CONDITIONS FOR RECEIVING AN EMPLOYER MATCHING CONTRIBUTION. The allocation conditions designated under Part 4B, #19 of this Agreement are effective: January 1, 2000
                                                            ------------------------------------------------------------
A-7  [ ] ALLOCATION CONDITIONS FOR RECEIVING AN EMPLOYER NONELECTIVE CONTRIBUTION. The allocation conditions designated under Part 4C, #24 of this Agreement are effective:
                                                                       -------------------------------------------------
A-8  [ ] SAFE HARBOR 401(K) PLAN PROVISIONS. The Safe Harbor 401(k) Plan provisions under Part 4E of this Agreement are effective:
                       -------------------------------------------------------------------------------------------------
A-9  [X] VESTING RULES. The vesting schedules selected under Part 6 of this Agreement are effective: May 1, 2000
                                                                                                    --------------------
A-10 [ ] SERVICE CREDITING RULES FOR ELIGIBILITY. The service crediting rules for determining a Year of Service for eligibility purposes under Section 1.4 of the BPD and Part 7 of this Agreement are effective:
                                                                                                      ------------------
A-11 [ ] SERVICE CREDITING RULES FOR VESTING. The service crediting rules for determining a Year of Service for vesting purposes under Section 4.5 of the BPD and Part 7 of this Agreement are effective:
                                                                                          ------------------------------
A-12 [ ] FORFEITURE PROVISIONS. The forfeiture provisions selected under Part 8 of this Agreement are effective:
                                                                                                                --------
A-13 [ ] DISTRIBUTION PROVISIONS. The distribution options selected under Part 9 of the Agreement are effective for distributions occurring after:
                                       ---------------------------------------------------------------------------------
A-14 [ ] IN-SERVICE DISTRIBUTION PROVISIONS. The in-service distribution options selected under Part 10 of the Agreement are effective for distributions occurring after:
                                                         ---------------------------------------------------------------
A-15 [X] FORMS OF DISTRIBUTION. The optional forms of distribution selected under Part 11 of this Agreement are eligible for distributions occurring after: January 1, 2003
                                           -----------------------------------------------------------------------------
A-16 [ ] SPECIAL EFFECTIVE DATE PROVISIONS FOR MERGED PLANS. If any qualified retirement plans have been merged into this Plan, the provisions of Section 22.59 apply, except as otherwise provided under this A-16:
                                                                                                        ----------------
A-17 [ ] OTHER SPECIAL EFFECTIVE DATES:
                                       ---------------------------------------------------------------------------------







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                                                           30

------------------------------------------------------------------------------------------------------------------------
                                        APPENDIX B - GUST OPERATIONAL COMPLIANCE
------------------------------------------------------------------------------------------------------------------------

[X]      Check this selection and complete the remainder of this page if this Plan is being adopted to comply retroactively with the GUST Legislation. An Employer need only check those provisions that apply. If this Plan is not being adopted to comply with the GUST Legislation, this Appendix B need not be completed and may be removed from the Agreement.

[ ]      B-1.   HIGHLY COMPENSATED EMPLOYEE RULES. (See Section 20.2 of the BPD.)

                [ ] a.   TOP-PAID GROUP TEST. The election under Part 13, #68.a. above to use (or to not use) the
                         Top-Paid Group Test did not apply for the following post-1996 Plan Year(s):____________________

                [ ] b.   CALENDAR YEAR ELECTION. The election under Part 13, #68.b. above to use (or to not use) the
                         Calendar Year Election did not apply for the following post-1996 Plan Year(s):_________________

                [ ] c.   The OLD-LAW CALENDAR YEAR Election applied for the Plan Year that began in 1997.

[ ]      B-2.   REQUIRED MINIMUM DISTRIBUTIONS. (See Section 10.4 of the BPD.)

                [ ] a.   OPTION TO POSTPONE MINIMUM DISTRIBUTIONS. For calendar year(s) ____________, the Plan permitted
                         Participants (other than Five-Percent Owners) who were still employed with the Employer to postpone minimum distributions in accordance with the Required Beginning Date rules under
                         Section 10.3(a)(1) of the BPD, even though the Plan had not been amended to contain such rules.

                [ ] b.   ELECTION TO STOP REQUIRED MINIMUM DISTRIBUTIONS. Starting in calendar year ___________, a
                         Participant (other than a Five-Percent Owner) who had already started receiving in-service minimum distributions under the Old-Law Required Beginning Date rules may stop receiving such minimum distributions until the Participant's Required Beginning Date under Section 10.3(a)(1)
                         of the BPD. [If this b. is not checked, Participants who began receiving minimum distributions under the Old-Law Required Beginning Date rules must continue to receive such minimum distributions.]

                [ ] c.   APPLICATION OF JOINT AND SURVIVOR ANNUITY RULES. If Employees are permitted to stop their required minimum distributions under b. above and the Joint and Survivor Annuity requirements apply to the Plan under Article 9 of the BPD, the Participant:

                         [ ] (1) will                           [ ] (2) will not

                         be treated as having a new Distribution Commencement Date when distributions recommence. [NOTE:
                         Do not check this c. if the Plan is not subject to the Joint and Survivor Annuity requirements.
                         See Section 10.4(c) of the BPD for operating rules concerning the application of the Joint and
                         Survivor Annuity rules under this subsection c.]

                [ ] d.   APPLICATION OF PROPOSED REGULATIONS FOR THE 2001 PLAN YEAR. [This d. should be checked only if required minimum distributions made for calendar years beginning on or after January 1, 2001 will be made in accordance with the proposed regulations under Code ss.401(a)(9), which were issued in January 2001. If this d. is checked, required minimum distributions made for calendar years beginning on or after January 1, 2001 may be made in accordance with the proposed regulations, notwithstanding any provision in the Plan to the contrary. An election under this
                         d. applies until the end of the last calendar year beginning before the effective date of final regulations under Code ss.401(a)(9) or such other date specified in guidance published by the
                         Internal Revenue Service. If this d. is not checked, required minimum distributions will continue to be made in accordance with the provisions of Code ss.401(a)(9), without regard to the proposed regulations.]

                         [ ] (1)  EFFECTIVE DATE. The election under d. to apply the proposed regulations under Code
                                  ss.401(a)(9) applies only for required minimum distributions that are made on or after
                                  ________. [In no event may the proposed regulations apply to a required minimum distribution that is made for a calendar year that begins before January 1, 2001.]


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                                                           31

[ ]      B-3.   SPECIAL EFFECTIVE DATES.

                [ ] a.   INVOLUNTARY DISTRIBUTION THRESHOLD OF $5,000 is first effective under this Plan for distributions made after _____________(no earlier than the first day of the first Plan Year beginning on or after August 5, 1997 and no later than the date the Plan is adopted). [If this
                         a. is not checked, the $5,000 threshold applies to all distributions made on or after the first day of the first Plan Year beginning on or after August 5, 1997, except as provided in an earlier restatement or amendment of the Plan. See Section 20.4 of the BPD.]

                [ ] b.   FAMILY AGGREGATION is repealed for purposes of determining the allocation of Employer
                         Contributions for Plan Years beginning ____________(no earlier than the first Plan Year beginning on or after January 1, 1997 and no later than the date the Plan is adopted). [If this
                         b. is not checked, family aggregation is repealed as of the first Plan Year beginning on or after January 1, 1997. See Section 20.5 of the BPD.]

                [ ] c.   QUALIFIED TRANSPORTATION FRINGES. The inclusion of qualified transportation fringes in the definition of Total Compensation (and Included Compensation) is applicable for years beginning on or after (no earlier than January 1, 1998 and no later than January 1, 2001). [If this c. is not checked, the inclusion of qualified transportation fringes is effective for years beginning on or after January 1, 2001. An earlier date should be entered under this c. only if the Plan was operated to include qualified transportation fringes in Total Compensation (and Included
                         Compensation) during such period.]

[ ]      B-4.   CODE SS.415 LIMITATION. Complete this B-4 if for any Limitation Year in which the Code ss.415(e)
                limitation was applicable under Section 7.5 of the BPD, the Code ss.415(e) limitations were applied in a manner other than that described in Section 7.5(b) of the BPD. Any alternative method described in this
                B-4 that is used to comply with the Code ss.415(e) limitation must be consistent with Plan operation.

                --------------------------------------------------------------------------------------------------------
[X]      B-5.   SPECIAL 401(K) PLAN ELECTIONS. (See Article 17 of the BPD)

                [X] a.   ADP/ACP TESTING METHODS DURING GUST REMEDIAL AMENDMENT PERIOD. Check this a. if, in any Plan
                         Year beginning after December 31, 1996, but before the adoption of this Agreement, the ADP Test or ACP Test was performed using a different testing method than the one selected under Part 4F,
                         #31.a. or Part 4F, #31.b. and specify the Plan Year(s) in which the other testing method was used:

                         [X] (1)  ADP TEST:   1999, 2000, 2001
                                           ----------------------
                         [X] (2)  ACP TEST:   2001
                                           ------------

                [ ] b.   APPLICATION OF SAFE HARBOR 401(K) PLAN PROVISIONS. Check this b. if, prior to the adoption of this Agreement, the Plan was operated in accordance with the Safe Harbor 401(k) Plan provisions, and this Agreement is conforming the document to such operational compliance for the period prior to the adoption of this Agreement. [NOTE: This b. should be checked only if this Agreement is executed within the remedial amendment period applicable to the GUST
                         Legislation. See Article 20 of the BPD.]

                         [ ] (1)  GUST EFFECTIVE DATE. The Safe Harbor 401(k) Plan provisions under Part 4E are effective for the Plan Year beginning _____________(may not be earlier than the first
                                  Plan Year beginning on or after January 1, 1999).

                         [ ] (2)  MODIFICATIONS TO PART 4E. Describe here, if applicable, any Safe Harbor 401(k) Plan provisions applied in operation that are not described or are inconsistent with the selections under Part 4E:_____________

                         [NOTE: The Safe Harbor 401(k) Plan provisions under Part 4E of this Agreement will apply for all Plan Years beginning on or after January 1, 1999 or the GUST effective date designated under (1) above unless specifically modified under this (2).]


------------------------------------------------------------------------------------------------------------------------
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                                                           32

                                                         EGTRRA
                                                    AMENDMENT TO THE

                                     PREMIERWEST BANCORP 401(K) PROFIT SHARING PLAN

EGTRRA - Sponsor

                                                        ARTICLE I
                                                        PREAMBLE

1.1      ADOPTION AND EFFECTIVE DATE OF AMENDMENT. This amendment of the plan is adopted to reflect certain provisions of the Economic Growth and Tax Relief Reconciliation Act of 2001 ("EGTRRA"). This amendment is intended as good faith compliance with the requirements of EGTRRA and is to be construed in accordance with EGTRRA and guidance issued thereunder. Except as otherwise provided, this amendment shall be effective as of the first day of the first plan year beginning after December 31, 2001.

1.2      ADOPTION BY PROTOTYPE SPONSOR. Except as otherwise provided herein, pursuant to Section 5.01 of Revenue
         Procedure 2000-20 (or pursuant to the corresponding provision in Revenue Procedure 89-9 or Revenue Procedure
         89-13), the sponsor hereby adopts this amendment on behalf of all adopting employers.

1.3      SUPERSESSION OF INCONSISTENT PROVISIONS. This amendment shall supersede the provisions of the plan to the extent those provisions are inconsistent with the provisions of this amendment.

                                                       ARTICLE II
                                              ADOPTION AGREEMENT ELECTIONS

         ---------------------------------------------------------------------------------------------------------------

         THE QUESTIONS IN THIS ARTICLE II ONLY NEED TO BE COMPLETED IN ORDER TO OVERRIDE THE DEFAULT PROVISIONS SET
         FORTH BELOW. IF ALL OF THE DEFAULT PROVISIONS WILL APPLY, THEN THESE QUESTIONS SHOULD BE SKIPPED.

         UNLESS THE EMPLOYER ELECTS OTHERWISE IN THIS ARTICLE II, THE FOLLOWING DEFAULTS APPLY:
         1)     THE VESTING SCHEDULE FOR MATCHING CONTRIBUTIONS WILL BE A 6 YEAR GRADED SCHEDULE (IF THE PLAN CURRENTLY
                HAS A GRADED SCHEDULE THAT DOES NOT SATISFY EGTRRA) OR A 3 YEAR CLIFF SCHEDULE (IF THE PLAN CURRENTLY
                HAS A CLIFF SCHEDULE THAT DOES NOT SATISFY EGTRRA), AND SUCH SCHEDULE WILL APPLY TO ALL MATCHING
                CONTRIBUTIONS (EVEN THOSE MADE PRIOR TO 2002).
         2)     ROLLOVERS ARE AUTOMATICALLY EXCLUDED IN DETERMINING WHETHER THE $5,000 THRESHOLD HAS BEEN EXCEEDED FOR
                AUTOMATIC CASH-OUTS (IF THE PLAN IS NOT SUBJECT TO THE QUALIFIED JOINT AND SURVIVOR ANNUITY RULES AND
                PROVIDES FOR AUTOMATIC CASH-OUTS). THIS IS APPLIED TO ALL PARTICIPANTS REGARDLESS OF WHEN THE
                DISTRIBUTABLE EVENT OCCURRED.
         3)     THE SUSPENSION PERIOD AFTER A HARDSHIP DISTRIBUTION IS MADE WILL BE 6 MONTHS AND THIS WILL ONLY APPLY TO
                HARDSHIP DISTRIBUTIONS MADE AFTER 2001.
         4)     CATCH-UP CONTRIBUTIONS WILL BE ALLOWED.
         5)     FOR TARGET BENEFIT PLANS, THE INCREASED COMPENSATION LIMIT OF $200,000 WILL BE APPLIED RETROACTIVELY
                (I.E., TO YEARS PRIOR TO 2002).

         ---------------------------------------------------------------------------------------------------------------

2.1      VESTING SCHEDULE FOR MATCHING CONTRIBUTIONS

         If there are matching contributions subject to a vesting schedule that does not satisfy EGTRRA, then unless otherwise elected below, for participants who complete an hour of service in a plan year beginning after
         December 31, 2001, the following vesting schedule will apply to all matching contributions subject to a vesting schedule:

         If the plan has a graded vesting schedule (i.e., the vesting schedule includes a vested percentage that is more than 0% and less than 100%) the following will apply:

                              Years of vesting service                  Nonforfeitable percentage

                                        2                                         20%
                                        3                                         40%
                                        4                                         60%
                                        5                                         80%
                                        6                                        100%

         If the plan does not have a graded vesting schedule, then matching contributions will be nonforfeitable upon the completion of 3 years of vesting service.






------------------------------------------------------------------------------------------------------------------------
(C) Copyright 2001 Northwest Retirement Plans, Inc.                            NonStandardized 401(k) Adoption Agreement

EGTRRA - Sponsor

         In lieu of the above vesting schedule, the employer elects the following schedule:

         a. [ ] 3 year cliff (a participant's accrued benefit derived from employer matching contributions shall be nonforfeitable upon the participant's completion of three years of vesting service).

         b. [ ] 6 year graded schedule (20% after 2 years of vesting service and an additional 20% for each year thereafter).

         c. [ ] Other (must be at least as liberal as a. or the b. above):

                        Years of vesting service                        Nonforfeitable percentage

                                --------                                        ---------%
                                --------                                        ---------%
                                --------                                        ---------%
                                --------                                        ---------%
                                --------                                        ---------%

         The vesting schedule set forth herein shall only apply to participants who complete an hour of service in a plan year beginning after December 31, 2001, and, unless the option below is elected, shall apply to ALL matching contributions subject to a vesting schedule.

         d. [ ] The vesting schedule will only apply to matching contributions made in plan years beginning after
                December 31, 2001 (the prior schedule will apply to matching contributions made in prior plan years).

2.2      EXCLUSION OF ROLLOVERS IN APPLICATION OF INVOLUNTARY CASH-OUT PROVISIONS (FOR PROFIT SHARING AND 401(K) PLANS
         ONLY). If the plan is not subject to the qualified joint and survivor annuity rules and includes involuntary cash-out provisions, then unless one of the options below is elected, effective for distributions made after
         December 31, 2001, rollover contributions will be excluded in determining the value of the participant's nonforfeitable account balance for purposes of the plan's involuntary cash-out rules.

         a. [ ] Rollover contributions will not be excluded.
         b. [ ] Rollover contributions will be excluded only with respect to distributions made after ____________.
                (Enter a date no earlier than December 31, 2001.)
         c. [ ] Rollover contributions will only be excluded with respect to participants who separated from service after __________. (Enter a date. The date may be earlier than December 31, 2001.)

2.3      SUSPENSION PERIOD OF HARDSHIP DISTRIBUTIONS. If the plan provides for hardship distributions upon satisfaction of the safe harbor (deemed) standards as set forth in Treas. Reg. Section 1.401(k)-1(d)(2)(iv), then, unless the option below is elected, the suspension period following a hardship distribution shall only apply to hardship distributions made after December 31, 2001.

            [ ] With regard to hardship distributions made during 2001, a participant shall be prohibited from making elective deferrals and employee contributions under this and all other plans until the later of January
                1, 2002, or 6 months after receipt of the distribution.

2.4      CATCH-UP CONTRIBUTIONS (FOR 401(K) PROFIT SHARING PLANS ONLY): The plan permits catch-up contributions (Article
         VI) unless the option below is elected.
            [ ] The plan does not permit catch-up contributions to be made.


2.5      FOR TARGET BENEFIT PLANS ONLY: The increased compensation limit ($200,000 limit) shall apply to years prior to
         2002 unless the option below is elected.
            [ ] The increased compensation limit will not apply to years prior to 2002.

                                                       ARTICLE III
                                            VESTING OF MATCHING CONTRIBUTIONS

3.1      APPLICABILITY. This Article shall apply to participants who complete an Hour of Service after December 31,
         2001, with respect to accrued benefits derived from employer matching contributions made in plan years beginning after December 31, 2001. Unless otherwise elected by the employer in Section 2.1 above, this Article shall also apply to all such participants with respect to accrued benefits derived from employer matching contributions made in plan years beginning prior to January 1, 2002.

3.2      VESTING SCHEDULE. A participant's accrued benefit derived from employer matching contributions shall vest as provided in Section 2.1 of this amendment.

                                                       ARTICLE IV
                                                 INVOLUNTARY CASH-OUTS

4.1      APPLICABILITY AND EFFECTIVE DATE. If the plan provides for involuntary cash-outs of amounts less than $5,000, then unless otherwise elected in Section 2.2 of this amendment, this Article shall apply for distributions made after December 31,

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         2001, and shall apply to all participants. However, regardless of the preceding, this Article shall not apply if the plan is subject to the qualified joint and survivor annuity requirements of Sections 401(a)(11) and 417 of the Code.

4.2      ROLLOVERS DISREGARDED IN DETERMINING VALUE OF ACCOUNT BALANCE FOR INVOLUNTARY DISTRIBUTIONS. For purposes of the Sections of the plan that provide for the involuntary distribution of vested accrued benefits of $5,000 or less, the value of a participant's nonforfeitable account balance shall be determined without regard to that portion of the account balance that is attributable to rollover contributions (and earnings allocable thereto)
         within the meaning of Sections 402(c), 403(a)(4), 403(b)(8), 408(d)(3)(A)(ii), and 457(e)(16) of the Code. If
         the value of the participant's nonforfeitable account balance as so determined is $5,000 or less, then the plan shall immediately distribute the participant's entire nonforfeitable account balance.

                                                        ARTICLE V
                                                 HARDSHIP DISTRIBUTIONS

5.1      APPLICABILITY AND EFFECTIVE DATE. If the plan provides for hardship distributions upon satisfaction of the safe harbor (deemed) standards as set forth in Treas. Reg. Section 1.401(k)-1(d)(2)(iv), then this Article shall apply for calendar years beginning after 2001.

5.2      SUSPENSION PERIOD FOLLOWING HARDSHIP DISTRIBUTION. A participant who receives a distribution of elective deferrals after December 31, 2001, on account of hardship shall be prohibited from making elective deferrals and employee contributions under this and all other plans of the employer for 6 months after receipt of the distribution. Furthermore, if elected by the employer in Section 2.3 of this amendment, a participant who receives a distribution of elective deferrals in calendar year 2001 on account of hardship shall be prohibited from making elective deferrals and employee contributions under this and all other plans until the later of
         January 1, 2002, or 6 months after receipt of the distribution.

                                                       ARTICLE VI
                                                 CATCH-UP CONTRIBUTIONS

CATCH-UP CONTRIBUTIONS. Unless otherwise elected in Section 2.4 of this amendment, all employees who are eligible to make elective deferrals under this plan and who have attained age 50 before the close of the plan year shall be eligible to make catch-up contributions in accordance with, and subject to the limitations of, Section 414(v) of the Code. Such catch-up contributions shall not be taken into account for purposes of the provisions of the plan implementing the required limitations of Sections 402(g) and 415 of the Code. The plan shall not be treated as failing to satisfy the provisions of the plan implementing the requirements of Section 401(k)(3), 401(k)(11), 401(k)(12), 410(b), or 416 of the
Code, as applicable, by reason of the making of such catch-up contributions.

                                                       ARTICLE VII
                                             INCREASE IN COMPENSATION LIMIT

INCREASE IN COMPENSATION LIMIT. The annual compensation of each participant taken into account in determining allocations for any plan year beginning after December 31, 2001, shall not exceed $200,000, as adjusted for cost-of-living increases in accordance with Section 401(a)(17)(B) of the Code. Annual compensation means compensation during the plan year or such other consecutive 12-month period over which compensation is otherwise determined under the plan (the determination period). If this is a target benefit plan, then except as otherwise elected in Section 2.5 of this amendment, for purposes of determining benefit accruals in a plan year beginning after December 31, 2001, compensation for any prior determination period shall be limited to $200,000. The cost-of-living adjustment in effect for a calendar year applies to annual compensation for the determination period that begins with or within such calendar year.

                                                      ARTICLE VIII
                                                       PLAN LOANS

PLAN LOANS FOR OWNER-EMPLOYEES OR SHAREHOLDER-EMPLOYEES. If the plan permits loans to be made to participants, then effective for plan loans made after December 31, 2001, plan provisions prohibiting loans to any owner-employee or shareholder-employee shall cease to apply.

                                                       ARTICLE IX
                                 LIMITATIONS ON CONTRIBUTIONS (IRC SECTION 415 LIMITS)

9.1      EFFECTIVE DATE. This Section shall be effective for limitation years beginning after December 31, 2001.





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9.2      MAXIMUM ANNUAL ADDITION. Except to the extent permitted under Article VI of this amendment and Section 414(v)
         of the Code, if applicable, the annual addition that may be contributed or allocated to a participant's account under the plan for any limitation year shall not exceed the lesser of:

         a.     $40,000, as adjusted for increases in the cost-of-living under Section 415(d) of the Code, or

         b.     100 percent of the participant's compensation, within the meaning of Section 415(c)(3) of the Code, for the limitation year.

         The compensation limit referred to in b. shall not apply to any contribution for medical benefits after separation from service (within the meaning of Section 401(h) or Section 419A(f)(2) of the Code) which is otherwise treated as an annual addition.

                                                        ARTICLE X
                                            MODIFICATION OF TOP-HEAVY RULES

10.1     EFFECTIVE DATE. This Article shall apply for purposes of determining whether the plan is a top-heavy plan under
         Section 416(g) of the Code for plan years beginning after December 31, 2001, and whether the plan satisfies the minimum benefits requirements of Section 416(c) of the Code for such years. This Article amends the top-heavy provisions of the plan.

10.2     DETERMINATION OF TOP-HEAVY STATUS.

10.2.1   KEY EMPLOYEE. Key employee means any employee or former employee (including any deceased employee) who at any time during the plan year that includes the determination date was an officer of the employer having annual compensation greater than $130,000 (as adjusted under Section 416(i)(1) of the Code for plan years beginning after December 31, 2002), a 5-percent owner of the employer, or a 1-percent owner of the employer having annual compensation of more than $150,000. For this purpose, annual compensation means compensation within the meaning of Section 415(c)(3) of the Code. The determination of who is a key employee will be made in accordance with
         Section 416(i)(1) of the Code and the applicable regulations and other guidance of general applicability issued thereunder.

10.2.2   DETERMINATION OF PRESENT VALUES AND AMOUNTS. This Section 10.2.2 shall apply for purposes of determining the present values of accrued benefits and the amounts of account balances of employees as of the determination date.

         a.     DISTRIBUTIONS DURING YEAR ENDING ON THE DETERMINATION DATE. The present values of accrued benefits and the amounts of account balances of an employee as of the determination date shall be increased by the distributions made with respect to the employee under the plan and any plan aggregated with the plan under Section 416(g)(2) of the Code during the 1-year period ending on the determination date. The preceding sentence shall also apply to distributions under a terminated plan which, had it not been terminated, would have been aggregated with the plan under Section 416(g)(2)(A)(i) of the Code. In the case of a distribution made for a reason other than separation from service, death, or disability, this provision shall be applied by substituting "5-year period" for "1-year period."

         b.     EMPLOYEES NOT PERFORMING SERVICES DURING YEAR ENDING ON THE DETERMINATION DATE. The accrued benefits and accounts of any individual who has not performed services for the employer during the 1-year period ending on the determination date shall not be taken into account.

10.3     MINIMUM BENEFITS.

10.3.1   MATCHING CONTRIBUTIONS. Employer matching contributions shall be taken into account for purposes of satisfying the minimum contribution requirements of Section 416(c)(2) of the Code and the plan. The preceding sentence shall apply with respect to matching contributions under the plan or, if the plan provides that the minimum contribution requirement shall be met in another plan, such other plan. Employer matching contributions that are used to satisfy the minimum contribution requirements shall be treated as matching contributions for purposes of the actual contribution percentage test and other requirements of Section 401(m) of the Code.

10.3.2   CONTRIBUTIONS UNDER OTHER PLANS. The employer may provide, in an addendum to this amendment, that the minimum benefit requirement shall be met in another plan (including another plan that consists solely of a cash or deferred arrangement which meets the requirements of Section 401(k)(12) of the Code and matching contributions with respect to which the requirements of Section 401(m)(11) of the Code are met). The addendum should include the name of the other plan, the minimum benefit that will be provided under such other plan, and the employees who will receive the minimum benefit under such other plan.

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                                                       ARTICLE XI
                                                    DIRECT ROLLOVERS

11.1     EFFECTIVE DATE. This Article shall apply to distributions made after December 31, 2001.

11.2     MODIFICATION OF DEFINITION OF ELIGIBLE RETIREMENT PLAN. For purposes of the direct rollover provisions of the plan, an eligible retirement plan shall also mean an annuity contract described in Section 403(b) of the Code and an eligible plan under Section 457(b) of the Code which is maintained by a state, political subdivision of a state, or any agency or instrumentality of a state or political subdivision of a state and which agrees to separately account for amounts transferred into such plan from this plan. The definition of eligible retirement plan shall also apply in the case of a distribution to a surviving spouse, or to a spouse or former spouse who is the alternate payee under a qualified domestic relation order, as defined in Section 414(p) of the Code.

11.3     MODIFICATION OF DEFINITION OF ELIGIBLE ROLLOVER DISTRIBUTION TO EXCLUDE HARDSHIP DISTRIBUTIONS. For purposes of the direct rollover provisions of the plan, any amount that is distributed on account of hardship shall not be an eligible rollover distribution and the distributee may not elect to have any portion of such a distribution paid directly to an eligible retirement plan.

11.4     MODIFICATION OF DEFINITION OF ELIGIBLE ROLLOVER DISTRIBUTION TO INCLUDE AFTER-TAX EMPLOYEE CONTRIBUTIONS. For
         purposes of the direct rollover provisions in the plan, a portion of a distribution shall not fail to be an eligible rollover distribution merely because the portion consists of after-tax employee contributions which are not includible in gross income. However, such portion may be transferred only to an individual retirement account or annuity described in Section 408(a) or (b) of the Code, or to a qualified defined contribution plan described in Section 401(a) or 403(a) of the Code that agrees to separately account for amounts so transferred, including separately accounting for the portion of such distribution which is includible in gross income and the portion of such distribution which is not so includible.

                                                       ARTICLE XII
                                               ROLLOVERS FROM OTHER PLANS

ROLLOVERS FROM OTHER PLANS. The employer, operationally and on a nondiscriminatory basis, may limit the source of rollover contributions that may be accepted by this plan.

                                                      ARTICLE XIII
                                               REPEAL OF MULTIPLE USE TEST

REPEAL OF MULTIPLE USE TEST. The multiple use test described in Treasury Regulation Section 1.401(m)-2 and the plan shall not apply for plan years beginning after December 31, 2001.

                                                       ARTICLE XIV
                                                   ELECTIVE DEFERRALS

14.1     ELECTIVE DEFERRALS - CONTRIBUTION LIMITATION. No participant shall be permitted to have elective deferrals made under this plan, or any other qualified plan maintained by the employer during any taxable year, in excess of the dollar limitation contained in Section 402(g) of the Code in effect for such taxable year, except to the extent permitted under Article VI of this amendment and Section 414(v) of the Code, if applicable.

14.2     MAXIMUM SALARY REDUCTION CONTRIBUTIONS FOR SIMPLE PLANS. If this is a SIMPLE 401(k) plan, then except to the extent permitted under Article VI of this amendment and Section 414(v) of the Code, if applicable, the maximum salary reduction contribution that can be made to this plan is the amount determined under Section
         408(p)(2)(A)(ii) of the Code for the calendar year.

                                                       ARTICLE XV
                                              SAFE HARBOR PLAN PROVISIONS

MODIFICATION OF TOP-HEAVY RULES. The top-heavy requirements of Section 416 of the Code and the plan shall not apply in any year beginning after December 31, 2001, in which the plan consists solely of a cash or deferred arrangement which meets the requirements of Section 401(k)(12) of the Code and matching contributions with respect to which the requirements of Section 401(m)(11) of the Code are met.

                                                       ARTICLE XVI
                                       DISTRIBUTION UPON SEVERANCE OF EMPLOYMENT

16.1     EFFECTIVE DATE. This Article shall apply for distributions and transactions made after December 31, 2001, regardless of when the severance of employment occurred.


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16.2     NEW DISTRIBUTABLE EVENT. A participant's elective deferrals, qualified nonelective contributions, qualified matching contributions, and earnings attributable to these contributions shall be distributed on account of the participant's severance from employment. However, such a distribution shall be subject to the other provisions of the plan regarding distributions, other than provisions that require a separation from service before such amounts may be distributed.

Except with respect to any election made by the employer in Article II, this amendment is hereby adopted by the prototype sponsor on behalf of all adopting employers on:

[SPONSOR'S SIGNATURE AND ADOPTION DATE ARE ON FILE WITH SPONSOR]

NOTE: THE EMPLOYER ONLY NEEDS TO EXECUTE THIS AMENDMENT IF AN ELECTION HAS BEEN MADE IN ARTICLE II OF THIS AMENDMENT.

This amendment has been executed this _________________ day of ______________________________, ________.

Name of Employer: PremierWest Bancorp


By:____________________________________________
                    EMPLOYER

Name of Plan: PremierWest Bancorp 401(k) Profit Sharing Plan





































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